SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

WORLDWIDE
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS -- 98.0%
----------------------------------------------

ARGENTINA -- 0.7%
  Compania Naviera Perez
    SA-B.................      51,415  $    292,551
  Cresud SA..............     225,000       443,250
                                       ------------
                                            735,801
                                       ------------
AUSTRALIA -- 1.2%
  Australian Gas & Light
    Co. LTD..............     120,000       505,440
  Broken Hill Proprietary
    Co. LTD..............       1,620        23,023
  F.H. Faulding & Co.
    LTD..................       4,200        21,130
  Pioneer International
    LTD..................      98,000       292,001
  Westfield Holdings
    LTD..................      30,000       421,200
                                       ------------
                                          1,262,794
                                       ------------
BELGIUM -- 0.8%
  Banque Bruxelles
    Lambert SA...........       1,930       361,039
  Barco NV...............       2,880       398,126
                                       ------------
                                            759,165
                                       ------------
DENMARK -- 0.3%
  Sparekassen Bikuben
    A/S..................       8,300       291,433
                                       ------------
FRANCE -- 5.3%
  Accor SA...............       2,568       387,497
  Axime Ex Segin*........       5,700       725,248
  Castorama Dubois.......       3,100       566,998
  Cetelem................       3,600       702,823
  Christian Dior SA......       4,200       560,278
  Coflexip SA*...........      15,000       641,153
  Lagardere Groupe SA....      15,500       411,382
  Salomon SA.............         470       302,744
  Sidel SA...............         130        33,237

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

FRANCE (CONTINUED)
  Total SA-B.............      14,200  $    959,841
                                       ------------
                                          5,291,201
                                       ------------
GERMANY -- 5.7%
  Adidas AG..............      10,000       738,983
  Fresenius AG...........       6,700     1,233,254
  Gerresheimer Glas AG...       2,900       544,610
  Mannesmann AG..........       2,400       877,831
  RWE AG.................      18,000       726,102
  SGL Carbon AG..........      10,100       973,708
  Siemens AG.............       1,100       603,919
                                       ------------
                                          5,698,407
                                       ------------
GREECE -- 0.2%
  OTE Hellenic*..........       9,670       160,648
                                       ------------
HONG KONG -- 1.6%
  C.P. Pokphand Co.
    LTD..................     482,000       229,064
  Cheung Kong Holdings
    LTD..................      50,000       352,386
  Hong Kong & China Gas
    Co. LTD..............     170,000       335,251
  Hopewell Holdings
    LTD..................      11,000         6,401
  HSBC Holdings LTD......      30,000       450,019
  Tai Cheung Holdings
    LTD..................      10,000         9,117
  Tingyi (Cayman Island)
    Holdings Co. LTD*....   1,030,000       269,721
                                       ------------
                                          1,651,959
                                       ------------
ITALY -- 1.1%
  Ente Nazionale
    Idrocarburi SpA......     122,000       442,260
  Telecom Italia SpA.....     182,000       287,886
  Telecom Italia Mobile
    SpA..................     182,000       330,172
                                       ------------
                                          1,060,318
                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WORLDWIDE
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

JAPAN -- 20.0%
  Aida Engineering LTD...      14,000  $    119,280
  Canon, Inc.............      49,000       938,988
  Daiichi Corp...........      43,000     1,001,738
  Daiwa House Industry
    Co. LTD..............     104,000     1,641,257
  Gunze LTD..............      87,000       503,424
  Hitachi Cable Co.......      75,000       608,708
  Honda Motor Co. LTD....      38,000       831,713
  Hoya Corp..............      25,000       864,215
  Matsushita Industrial
    Electric Co..........      64,000     1,046,076
  Minebea Co. LTD........      98,000       842,328
  Mitsubishi Bank LTD....      47,250     1,003,100
  Mitsubishi Estate Co.
    LTD..................      50,000       690,433
  Mitsui Marine and Fire
    Insurance Co.........     128,000       969,123
  Nissan Motors Co.
    LTD..................     142,000     1,104,467
  Olympus Optical Co.
    LTD*.................     105,000     1,025,786
  Onward Kashiyama Co.,
    LTD..................      35,000       532,619
  Sanwa Bank LTD.........      50,000     1,009,816
  Sekisui Chemical Co....      43,000       565,497
  Sekisui Plastics Co.
    LTD..................      79,000       457,132
  Terumo Corp............      82,000       916,631
  Toyoda Machine Works
    LTD..................     100,000     1,080,269
  Yamazen Corp.*.........     190,000     1,086,938
  Yodogawa Steel Works
    LTD..................      90,000       709,314
  Yokogawa Electric
    Corp.................      45,000       473,439
                                       ------------
                                         20,022,291
                                       ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

KOREA -- 0.6%
  Korea Housing Bank*....      15,000  $    436,729
  Korea Mobile
    Telecommunications
    Corp.................         180       228,119
                                       ------------
                                            664,848
                                       ------------
MALAYSIA -- 1.2%
  Hume Industries........      47,000       237,599
  Malayan Banking BHD....      52,000       484,676
  O.Y.L. Industries BHD..      50,000       434,439
                                       ------------
                                          1,156,714
                                       ------------
MEXICO -- 1.6%
  Corporacion Industrial
    San Luis SA de CV....      88,000       474,304
  Gruma SA...............      84,000       297,375
  Grupo Industria Alfa,
    SA de CV.............      22,000       291,408
  Transportacion Maritima
    Mexicana SA de CV....      74,000       566,136
                                       ------------
                                          1,629,223
                                       ------------
NETHERLANDS -- 2.5%
  Hagemeyer NV...........       7,644       521,792
  Hollandsche Beton Groep
    NV...................          18         3,020
  IHC Caland NV..........       9,800       400,073
  Koninklijke Volker
    Stevin NV CVA........       5,400       365,669
  NV Holdingmaatschappij
    De Telegraaf CVA.....       3,500       708,056
  Oce-Van Der Grinten
    NV...................       5,800       541,005
                                       ------------
                                          2,539,615
                                       ------------
NORWAY -- 0.3%
  Sensonor AS*...........      39,100       341,645
                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

PHILIPPINES -- 0.3%
  C&P Homes, Inc.........     150,000  $    113,073
  Fortune Cement
    Corp.*...............     440,000       205,725
                                       ------------
                                            318,798
                                       ------------
SINGAPORE -- 0.7%
  City Developments
    LTD..................      50,000       444,207
  DBS Land LTD...........      70,000       268,657
  United Overseas Bank
    LTD..................         495         4,996
                                       ------------
                                            717,860
                                       ------------
SOUTH AFRICA -- 0.1%
  Liberty Life
    Association of Africa
    LTD..................       4,000       125,313
                                       ------------
SPAIN -- 1.8%
  Gas Natural SDG SA,
    Class E..............       4,000       691,645
  Iberdrola SA...........      40,000       369,027
  Telefonica de Espana
    SA...................      48,000       761,905
                                       ------------
                                          1,822,577
                                       ------------
SWEDEN -- 0.8%
  Ericsson LM B-F........      21,450       471,182
  Nordbanken AB+.........      20,000       330,245
                                       ------------
                                            801,427
                                       ------------
SWITZERLAND -- 2.7%
  Ascom Holding AG.......         400       447,059
  Ciba Geigy AG..........         565       706,962
  Holderbank Financiere
    Glaris...............          10         7,546
  Sandoz AG..............         525       615,441
  Schw
    Rueckversicherungs...         450       456,050

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SWITZERLAND (CONTINUED)
  Zurich
    Versicherungsgesellschaft..      1,500 $    431,093
                                       ------------
                                          2,664,151
                                       ------------
THAILAND -- 0.2%
  K.R. Precision Public
    Co. LTD -- Foreign...      34,860       176,821
                                       ------------
UNITED KINGDOM -- 6.3%
  Bank of Scotland.......       2,020         7,347
  British Aerospace PLC..      48,000       628,788
  British Petroleum Co.
    PLC..................         634         5,545
  Danka Business Systems
    PLC..................      64,000       668,560
  Dixons Group PLC.......      90,000       613,507
  GKN PLC................      64,400       933,977
  Next PLC...............     100,000       773,937
  Siebe PLC..............      50,000       667,188
  Smith (David S.)
    Holdings PLC.........     110,000       516,670
  Thorn EMI PLC..........      19,126       491,175
  Victrex PLC............      48,000       217,404
  WPP Group PLC..........     260,000       793,000
                                       ------------
                                          6,317,098
                                       ------------
UNITED STATES OF AMERICA++ -- 42.0%
  Altera Corp.*+.........      14,600       815,775
  America Online, Inc.*..       8,200       459,200
  Ascend Communications,
    Inc.*................      15,200       818,900
  Aspect
    Telecommunications,
    Inc.*................       9,200       420,900
  Bed Bath & Beyond,
    Inc.*................       9,100       480,025
  BMC Industries, Inc....      13,300       285,950
  Boston Chicken, Inc.*..       6,800       231,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WORLDWIDE
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  British Biotech PLC
    (United Kingdom)*....       8,000  $    628,000
  C Tec Corp.*...........      10,500       391,125
  C-Cube Microsystems,
    Inc.*................       4,800       252,000
  Cabletron Systems,
    Inc.*................       2,650       175,562
  Cadence Design Systems,
    Inc.*................       7,700       339,762
  Callaway Golf Co.......      14,400       385,200
  Cambridge Tech
    Partners, Inc.*......       4,100       234,212
  Camco International,
    Inc..................      11,900       374,850
  Cellular
    Communications,
    Inc.*................       1,700        86,912
  Chesapeake Energy
    Co.*.................       9,400       434,750
  Cisco Systems, Inc.*...       7,400       343,175
  Cognex Corp.*..........      13,600       348,500
  CompUSA, Inc.*.........       9,000       498,375
  Concord EFS, Inc.*.....       5,500       145,750
  Continental Airlines,
    Inc.*................      11,400       642,675
  Danaher Corp...........       3,000       111,000
  Elamex SA de CV
    (Mexico)*............      36,000       324,000
  Elan Corp. PLC
    Sponsored ADR
    (Ireland)*...........      12,300       790,275
  Electroglas, Inc.*.....       8,800       135,300
  Electronics For
    Imaging, Inc.*.......      12,800       556,800
  Flextronics
    International LTD
    (Singapore)*.........      38,000     1,159,000
  Fremont General
    Corp.................      11,250       265,781

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  FSI International,
    Inc..................      12,400  $    144,150
  Gartner Group, Inc.*...       6,800       414,800
  Gilead Sciences,
    Inc.*................       4,200       120,750
  Grand Casinos, Inc.*...      12,350       370,500
  Green Tree Financial
    Corp.................      10,700       367,812
  Grupo Tribasa SA de CV
    Sponsored ADR
    (Mexico)*............      40,000       275,000
  GTECH Holdings
    Corp.*...............      10,400       322,400
  Gucci Group NV
    (Italy)*.............      14,800       710,400
  HBO & Co...............       3,600       339,300
  HFS Inc.*..............       8,000       389,000
  Hilton Hotels Corp.....       3,600       338,400
  International Specialty
    Products, Inc.*......      24,000       303,000
  Jones Medical
    Industries, Inc......      11,550       444,675
  Kemet Corp.*...........      22,200       502,275
  Kent Electonics
    Corp.*...............       9,800       346,675
  Koor Industries LTD
    Sponsored ADR
    (Israel).............      16,900       327,437
  Larsen & Toubro LTD
    Sponsored GDR
    (India)..............      30,000       471,000
  Lattice Semiconductor
    Corp.*...............         800        22,700
  Lehman Brothers
    Holdings, Inc........      13,400       358,450
  Lernout & Hauspie
    Speech Products NV
    (Belgium)*...........      35,000     1,128,750
  L.G. Electronics, Inc.
    Sponsored GDR New
    (South Korea)*+......       1,668        22,695

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Linear Technology,
    Inc..................       8,300  $    346,525
  Liposome Company,
    Inc.*................      15,500       323,562
  Liz Claiborne, Inc.....       9,200       315,100
  Macromedia, Inc.*......       6,700       286,425
  Marshall Industries*...      10,900       332,450
  Maxim Integrated
    Products, Inc.*......      10,000       310,000
  McAfee Associates,
    Inc.*................      12,750       698,063
  Medic Computer Systems,
    Inc.*................       6,200       469,650
  Memtec LTD Sponsored
    ADR (Australia)......      19,000       510,625
  Mentor Corp............      11,800       275,825
  Mercury General
    Corp.................       5,800       241,425
  Meredith Corp..........       6,100       251,625
  Microsoft Corp.*.......       3,500       360,938
  Moneda Chile Fund LTD
    (Chile)*.............      42,000       399,000
  Money Store, Inc.......      15,750       439,031
  Morgan Stanley Group,
    Inc..................       7,200       372,600
  Nautica Enterprises,
    Inc.*................       7,300       348,575
  Nice-Systems LTD
    (Israel)*............      40,000       520,000
  North Fork
    Bancorporation, Inc..       8,500       202,938
  Old Republic
    International Corp...      12,300       399,750
  Omnicare, Inc..........       7,400       398,675
  PT Telekomunikasi
    Sponsored ADR
    (Indonesia)*.........      16,000       494,000

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Pairgain Technology,
    Inc.*................       6,000  $    388,500
  Penncorp Financial
    Group, Inc...........       9,600       302,400
  Peoplesoft Inc.*.......       7,200       414,000
  Petro Canada...........      43,000       274,125
  Phycor, Inc.*..........       7,200       316,800
  Picturetel Corp.*......       7,800       241,800
  Primark Corp...........      10,900       403,300
  Quintiles Transnational
    Corp.*...............       5,100       331,500
  Reading & Bates
    Corp.*...............      30,600       604,350
  Robert Half
    International,
    Inc.*................      18,700       909,288
  Ross Stores, Inc.......      17,100       429,638
  Saville Systems PLC
    (Ireland)*...........      18,400       347,300
  Seagate Technology,
    Inc.*................      11,952       654,372
  Sonat Offshore Drilling
    Co...................       8,900       453,900
  Staples, Inc.*.........      15,300       311,738
  Structural Dynamics
    Research Corp.*......      14,400       486,000
  Student Loan Marketing
    Association..........       4,600       351,900
  Sun Microsystems,
    Inc.*................      18,200       796,250
  TCF Financial Corp.....       9,800       355,250
  Telecom Corporation of
    New Zealand Sponsored
    ADR (New Zealand)....       5,000       358,125
  Telefonos de Mexico SA
    Sponsored ADR
    (Mexico).............      17,500       575,313

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WORLDWIDE
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Thermo Cardiosystems,
    Inc.*................       3,200  $    216,800
  Tidewater, Inc.........      13,700       520,600
  Tuntex Distinct Corp.
    (China)..............       5,001        31,911
  Universal Health Realty
    Income Trust*........       5,600       297,500
  U.S. Robotics Corp.*...       5,200       672,100
  USA Waste Services,
    Inc.*................      10,100       257,550
  Valero Energy Corp.....      10,700       263,488
  Videotron Holdings PLC
    Sponsored ADR (United
    Kingdom)*............      67,000     1,122,250
  Watson
    Pharmaceuticals*.....       7,600       304,000
  Wyle Electronics,
    Inc..................       8,000       277,000
  Xeikon NV Sponsored ADR
    (Belgium)*...........       5,600       108,500
  Xilinx, Inc.*..........       4,300       136,525
  Zions Bancorporation...       3,900       275,925
  20th Century
    Industries*..........      10,300       172,525
                                       ------------
                                         42,114,853
                                       ------------
TOTAL COMMON STOCKS
  (Cost $83,191,256).................    98,324,960
                                       ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

WARRANTS/RIGHTS -- 0.0%
---------------------------------------------------
SINGAPORE
  United Overseas Bank
    LTD, 06/17/97
    (Cost $1,333)........         208  $        880
                                       ------------
TOTAL INVESTMENTS -- 98.0%
  (Cost $83,192,589).................  $ 98,325,840
OTHER ASSETS IN EXCESS OF LIABILITIES
  -- 2.0%............................     2,017,186
                                       ------------
NET ASSETS -- 100.0%.................  $100,343,026
                                       ------------

------------
 * Non-income producing security.
 + Rule 144A security.
 ++ Certain securities issued by foreign companies are classified as United
    States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

INTERNATIONAL
GROWTH FUND                                 NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.1%
----------------------------------------------

ARGENTINA -- 0.7%
  Compania Naviera Perez
    SA..................      10,170  $    57,867
  Cresud SA.............      56,000      110,320
                                      -----------
                                          168,187
                                      -----------
AUSTRALIA -- 2.0%
  Australian Gas & Light
    Co. LTD.............      41,000      172,692
  F.H. Faulding & Co.
    LTD.................       1,000        5,031
  Pioneer International
    LTD.................      50,000      148,980
  Westfield Holdings
    LTD.................      11,600      162,864
                                      -----------
                                          489,567
                                      -----------
BELGIUM -- 0.6%
  Banque Bruxelles
    Lambert SA..........         380       71,085
  Barco NV..............         565       78,105
                                      -----------
                                          149,190
                                      -----------
DENMARK -- 0.3%
  Sparekassen Bikuben
    A/S.................       1,800       63,202
                                      -----------
FRANCE -- 6.9%
  Accor SA..............         800      120,716
  Axime Ex Segin*.......       1,300      165,408
  Castorama Dubois......         800      146,322
  Cetelem...............       1,000      195,229
  Christian Dior SA.....       1,500      200,099
  Coflexip SA*..........       5,200      222,266
  Lagardere Groupe SA...       5,000      132,704
  Salomon SA............         200      128,827
  Sidel SA..............          30        7,670
  Total SA-B............       4,800      324,453
                                      -----------
                                        1,643,694
                                      -----------

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

GERMANY -- 5.7%
  Adidas AG.............       2,600  $   192,136
  Fresenius AG..........       1,650      303,712
  Gerresheimer Glas AG..         800      150,237
  Mannesmann AG.........         710      259,691
  SGL Carbon AG.........       3,200      308,502
  Siemens AG............         270      148,235
                                      -----------
                                        1,362,513
                                      -----------
GREECE -- 0.2%
  OTE Hellenic*.........       3,260       54,117
                                      -----------
HONG KONG -- 2.6%
  C.P. Pokphand Co.
    LTD.................     104,000       49,424
  Cheung Kong Holdings
    LTD.................      16,000      112,763
  Hong Kong & China Gas
    Co. LTD.............      56,000      110,436
  Hopewell Holdings
    LTD.................       2,523        1,468
  HSBC Holdings LTD.....      12,000      180,008
  Paliburg International
    Holdings LTD........      31,500       18,840
  Tingyi (Cayman
    Islands) Holding Co.
    LTD*................     520,000      136,170
                                      -----------
                                          609,109
                                      -----------
ITALY -- 2.0%
  Cn Eni SpA............      30,000      108,752
  Safilo SpA............      12,000      252,069
  Telecom Italia SpA....      31,000       49,036
  Telecom Italia Mobile
    SpA.................      31,000       56,238
                                      -----------
                                          466,095
                                      -----------
JAPAN -- 29.5%
  Aida Engineering LTD..      23,000      195,961
  Canon, Inc............      14,000      268,282
  Daiichi Corp..........      16,000      372,740
  Daiwa House Industry
    Co. LTD.............      25,000      394,533
  Gunze LTD.............      43,000      248,819

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTERNATIONAL
GROWTH FUND                                 NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

JAPAN (CONTINUED)
  Hitachi Cable Co......      15,000  $   121,742
  Honda Motor Co. LTD...      11,000      240,759
  Hoya Corp.............       6,000      207,412
  Matsushita Electric
    Co..................      25,000      408,623
  Minebea Co. LTD.......      29,000      249,260
  Mitsubishi Bank LTD...      14,700      312,075
  Mitsubishi Estate Co.
    LTD.................      20,000      276,173
  Mitsubishi Gas
    Chemical Co. Inc....      45,000      216,429
  Mitsui Marine & Fire
    Insurance Co........      35,000      264,995
  Nissan Motors Co.
    LTD.................      43,000      334,451
  Olympus Optical Co.
    LTD.................      35,000      341,929
  Sanwa Bank LTD........      15,000      302,945
  Sekisui Chemical
    Co..................      15,000      197,266
  Sekisui Plastics Co.
    LTD.................      32,000      185,167
  Terumo Corp...........      25,000      279,461
  Tokai Rika Co.........      30,000      281,809
  Toyoda Machine Works
    LTD.................      35,000      378,094
  Yamazen Corp.*........      73,000      417,613
  Yodogawa Steel Works
    LTD.................      31,000      244,319
  Yokogawa Electric
    Corp................      27,000      284,064
                                      -----------
                                        7,024,921
                                      -----------
KOREA -- 0.8%
  Korea Housing Bank*...       4,000      116,461
  Korea Mobile
   Telecommunications...          60       76,040
                                      -----------
                                          192,501
                                      -----------
MALAYSIA -- 1.4%
  Hume Industries.......      24,000      121,327

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

MALAYSIA (CONTINUED)
  Malayan Banking BHD...      12,000  $   111,848
  O.Y.L. Industries
    BHD.................      11,000       95,577
                                      -----------
                                          328,752
                                      -----------
MEXICO -- 2.0%
  Corporacion Industrial
    San Luis, SA de CV..      18,000       97,017
  Grupo Industria Alfa,
    SA de CV............       7,000       92,721
  Gruma SA*.............      50,000      177,009
  Transportacion
    Maritima Mexicana SA
    de CV...............      15,000      114,757
                                      -----------
                                          481,504
                                      -----------
NETHERLANDS -- 5.7%
  Baan Co. NV*..........       3,900      226,063
  Hagemeyer NV..........       3,233      220,690
  Holdingsmaatschappij
    de Telegraaf NV.....       1,100      222,532
  IHC Caland NV.........       5,200      212,284
  Oce-Van Der Grinten
    NV..................       1,800      167,898
  Randstad Holdings NV..       3,300      200,878
  Volker Stevin NV......       1,500      101,575
                                      -----------
                                        1,351,920
                                      -----------
NORWAY -- 0.3%
  Sensonor AS*..........       8,000       69,902
                                      -----------
PHILIPPINES -- 1.7%
  C & P Homes, Inc......      60,000       45,229
  DMCI Holdings, Inc.*..     364,000      236,183
  Fortune Cement
    Corp.*..............     110,000       51,431
  Republic Glass
    Holdings Corp.......     192,400       69,029
                                      -----------
                                          401,872
                                      -----------
SINGAPORE -- 1.4%
  City Developments
    LTD.................      20,000      177,683

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SINGAPORE (CONTINUED)
  DBS Land LTD..........      41,000  $   157,356
                                      -----------
                                          335,039
                                      -----------
SOUTH AFRICA -- 0.2%
  Liberty Life
    Association of
    Africa LTD..........       1,500       46,992
                                      -----------
SPAIN -- 1.7%
  Acerinox SA...........          80        9,024
  Gas Natural SDG SA,
    Class E.............         900      155,620
  Iberdrola SA..........       8,000       73,806
  Telefonica de Espana
    SA..................      10,000      158,730
                                      -----------
                                          397,180
                                      -----------
SWEDEN -- 1.1%
  Ericsson LM B-F.......       7,040      154,644
  Nordbanken AB.........       6,400      105,679
                                      -----------
                                          260,323
                                      -----------
SWITZERLAND -- 3.1%
  Ascom Holding AG......         135      150,882
  Ciba Geigy AG.........         190      237,739
  Holderbank Financiere
    Glaris..............           5        3,773
  Sandoz AG.............         170      199,286
  Swiss Reinsurance
    Co..................         150      152,017
                                      -----------
                                          743,697
                                      -----------
THAILAND -- 0.2%
  K.R. Precision Public
    Co. LTD -- Foreign..       8,400       42,607
                                      -----------
UNITED KINGDOM -- 10.2%
  Bank of Scotland......         707        2,571
  British Aerospace
    PLC.................      15,000      196,496
  British Petroleum Co.
    PLC.................         162        1,416
  Danka Business Systems
    PLC.................      18,000      188,033

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

UNITED KINGDOM (CONTINUED)
  Dixons Group PLC......      34,000  $   231,770
  GKN PLC...............      18,000      261,050
  Next PLC..............      27,000      208,963
  Provident Financial
    PLC.................      17,000      235,010
  RTZ Corp. PLC.........          98        1,418
  Siebe PLC.............      21,000      280,219
  Smith (David S.)
    Holdings PLC........      32,000      150,304
  Thorn EMI PLC.........       8,838      226,969
  Victrex PLC...........      42,000      190,229
  WPP Group PLC.........      87,000      265,350
                                      -----------
                                        2,439,798
                                      -----------
UNITED STATES OF AMERICA++ -- 14.8%
  British Biotech PLC
    (United Kingdom)*...       3,700      290,450
  Elamex SA de CV
    (Mexico)............      13,000      117,000
  Elan Corp. PLC
    Sponsored ADR
    (Ireland)*..........       6,400      411,200
  Flextronics
    International, LTD
    (Singapore)*........      11,700      356,850
  Grupo Tribasa SA de CV
    Sponsored ADR
    (Mexico)*...........       8,000       55,000
  Gucci Group NV
    (Italy)*............       6,200      297,600
  Koor Industries LTD
    Sponsored ADR
    (Israel)............       3,900       75,562
  Larsen & Toubro LTD
    Sponsored GDR
    (India).............       8,117      127,437
  Lernout & Hauspie
    Speech Products NV
    (Belgium)*..........       6,700      216,075

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INTERNATIONAL
GROWTH FUND                                 NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  L.G. Electronics, Inc.
    Sponsored GDR New
    (South Korea)*+.....         372  $     5,061
  Memtec LTD Sponsored
    ADR (Australia).....       9,000      241,875
  Moneda Chile Fund
    Limited (Chile)*....       8,000       76,000
  Nice-Systems LTD
    (Israel)*...........      13,000      169,000
  Pliva Sponsored GDR
    (United Kingdom)*...       2,500       46,775
  PT Telekomunikasi
    Indonesia Sponsored
    ADR (Indonesia)*....       3,600      111,150
  Saville Systems PLC
    (Ireland)*..........       7,000      132,125
  Telecom Corporation of
    New Zealand
    Sponsored ADR (New
    Zealand)............       3,800      272,175
  Telefonos de Mexico SA
    Sponsored ADR
    (Mexico)............       6,700      220,263
  Videotron Holdings PLC
    Sponsored ADR
    (United Kingdom)*...      10,000      167,500
  Xeikon NV Sponsored
    ADR (Belgium)*......       7,000      135,625
                                      -----------
                                        3,524,723
                                      -----------
TOTAL COMMON STOCKS
  (Cost $20,111,780)................   22,647,405
                                      -----------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 0.4%
-------------------------------------------------
  J.P. Morgan & Co.,
    Inc.,
    $73,000 at 5.35%
    (Agreement dated
    03/29/96, to be
    repurchased at
    $100,045 on
    04/01/96;
    collateralized by
    $100,000 United
    States Treasury
    10.625%, due
    08/15/15.)
    (Cost $100,000).....  $  100,000  $   100,000
-------------------------------------------------
COMMERCIAL PAPER -- 4.3%
-------------------------------------------------
  Associates Corporation
    of America 5.43%,
    04/01/96 (Cost
    $1,016,693).........   1,017,000    1,016,693
                                      -----------
TOTAL INVESTMENTS -- 99.8%
  (Cost $21,228,473)................  $23,764,098
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.2%...............       41,530
                                      -----------
NET ASSETS -- 100.0%................  $23,805,628
                                      -----------

------------
 * Non-income producing security.
 + Rule 144A restricted security.
 ++ These securities are classified as United States securities as their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

EMERGING
COUNTRIES FUND                              NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.6%
----------------------------------------------

ARGENTINA -- 3.8%
  Cresud SA..................................      101,000   $  198,970
  Compania Naviera Perez SA -- B.............       68,873      391,887
  Siderca SA -- A............................      166,000      166,830
                                                             ----------
                                                                757,687
                                                             ----------
BRAZIL -- 6.3%
  Companhia Cervejaria Brahma *..............      775,000      392,207
  Ficap Marvin SA -- Preferred *.............      939,000       35,165
  Itausa Investimentos SA....................      284,000      192,591
  Refripar S.A. *............................   68,000,000      178,947
  Tam Transportes Aereos Regionais SA *......    5,030,000      218,917
  Telec do Rio *.............................    2,576,000      190,071
  Unipar-Uniao de Industrias Petroquimicas SA
    -- Preferred B...........................       51,863       44,619
                                                             ----------
                                                              1,252,517
                                                             ----------
CHINA -- 1.0%
  Shanghai Post & Telecommunications "B"
    Shares *.................................      330,000      190,080
                                                             ----------
                                                                190,080
                                                             ----------
GREECE -- 2.7%
  Alfa Beta Vassilopoulos....................        6,000       83,665
  Alte Technological.........................        4,133       73,154
  Hellenic Bottle Co. SA.....................        5,000      186,546
  OTE Hellenic *.............................       11,150      185,093
                                                             ----------
                                                                528,458
                                                             ----------
HONG KONG -- 5.6%
  C. P. Pokphand Co. LTD.....................      364,000      172,986

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

HONG KONG (CONTINUED)
  Peregrine Investments Holdings LTD.........      164,000   $  264,037
  Sinocan Holdings LTD.......................      748,000      282,930
  Tingy (Cayman Islands) Holdings Co. LTD *..    1,480,000      387,560
                                                             ----------
                                                              1,107,513
                                                             ----------
INDONESIA -- 3.5%
  PT Indorama Synthetics -- Foreign..........        3,500       11,711
  PT Roda Vivatex -- Foreign.................       50,500       32,393
  PT Semen Gresik -- Foreign.................       44,000      155,698
  PT Sorini Corporation -- Foreign...........       13,000       68,377
  PT Tigaraksa Satria -- Foreign.............       50,000      248,022
  PT Wicaksana Overseas -- Foreign...........       60,000      174,471
                                                             ----------
                                                                690,672
                                                             ----------
KOREA -- 5.6%
  Cho Hung Bank Co. LTD......................        6,500       88,023
  Daehan City *..............................        1,270      107,327
  Korea Electric Power Corp..................        3,980      164,386
  Korea Housing Bank *.......................        8,000      232,922
  Korea Mobile Telecommunications, Corp......           60       76,040
  LG Info & Communications LTD...............        2,100      206,580
  Samsung Electronics -- (New) *.............           15        1,763
  Seoul City Gas Co. LTD.....................         1900      150,119

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

KOREA (CONTINUED)
  Shinhan Bank...............................         3500   $   81,997
                                                             ----------
                                                              1,109,157
                                                             ----------
MALAYSIA -- 6.1%
  Fraser & Neave.............................       45,000      199,052
  Fraser & Neave Rights *....................       18,000       11,161
  Hume Industries............................       31,000      156,714
  Jaya Tiasa Holdings BHD....................       61,000      390,284
  Malayan Banking BHD........................       20,000      186,415
  O. Y. L. Industries BHD....................       31,000      269,352
                                                             ----------
                                                              1,212,978
                                                             ----------
MEXICO -- 6.0%
  Corporacion Interamericana de Entertainment
    SA *.....................................      199,000      343,012
  Corporacion Industrial San Luis SA de CV...       36,000      194,033
  Gruma SA *.................................       43,000      152,228
  Grupo Industrial Alfa, SA de CV............       12,000      158,950
  Industrias Penoles SA -- CP................       25,000      106,736
  Tablex SA de CV............................       52,000       93,768
  Transportacion Maratima Mexicana SA -- A...        9,000       68,855
  Transportacion Maratima Mexicana SA -- L...       10,000       82,206
                                                             ----------
                                                              1,199,788
                                                             ----------
PERU -- 1.8%
  Cementos Norte Pacasmayo...................       35,749       46,886
  CPT Telefonica de Peru SA -- B.............      116,664      240,162

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

PERU (CONTINUED)
  Enrique Ferreyros SA.......................       48,874   $   61,196
                                                             ----------
                                                                348,244
                                                             ----------
PHILIPPINES -- 6.6%
  DMCI Holdings *............................      475,000      308,206
  C & P Homes, Inc...........................       26,500       19,976
  Filinvest Land Inc. *......................      200,000       93,511
  Fortune Cement Corp. *.....................      420,000      196,374
  Marsman & Co., Inc.........................      315,000      189,361
  Republic Glass Holdings Corp...............    1,375,000      493,321
  Selecta Dairy Products, Inc................       50,000        2,901
                                                             ----------
                                                              1,303,650
                                                             ----------
POLAND -- 0.9%
  Elektrim Spolda Akcyjna SA.................       15,000       88,542
  Zaklady Przemyslu Cukierniczego Jutrzenka
    SA.......................................        6,000      100,463
                                                             ----------
                                                                189,005
                                                             ----------
SINGAPORE -- 1.9%
  City Development LTD.......................       22,000      195,451
  DBS Land LTD...............................       50,000      191,898
                                                             ----------
                                                                387,349
                                                             ----------
SOUTH AFRICA -- 4.5%
  Barlow LTD.................................       18,000      230,075
  Dorbyl LTD.................................        9,200      131,429
  Liberty Life Association of Africa LTD.....        4,500      140,977
  Metro Cash & Carry.........................       28,000      121,053
  Pick'n Pay Stores LTD......................       76,000      268,571
                                                             ----------
                                                                892,105
                                                             ----------
THAILAND -- 8.3%
  Grammy Entertainment PLC -- Foreign *......       39,000      355,459

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
COUNTRIES FUND                              NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

THAILAND (CONTINUED)
  K.R. Precision Public Co., LTD --
    Foreign..................................       33,040   $  167,589
  Serm Suk Co. LTD -- Local..................        2,000       41,371
  Serm Suk Co. LTD -- Foreign................        3,700      110,260
  Srithai Superware Company LTD -- Foreign...       24,300      183,923
  Thai Farmers Bank -- Foreign...............       29,000      340,162
  Thai Stanley Electric Co., LTD --
    Foreign..................................       15,000       70,141
  Tipco Asphalt Co. LTD -- Foreign...........       62,800      328,496
  United Communication Industry -- Foreign...        4,000       54,844
                                                             ----------
                                                              1,652,245
                                                             ----------
TURKEY -- 3.5%
  Anadolu Biracilik ve Malt Sanayii S.A......    1,200,000      110,138
  Demirbank T. A. S..........................    3,283,000      127,482
  Eregli Demir Ve Celik Fabrikalari T.A.S....    1,230,000      144,154
  Raks Electroni *...........................      230,000       90,935
  Tukas *....................................      340,000       88,817
  Turk Siemens Kablo Ve Elektrik Sanayii A.
    S........................................      400,000      141,203
                                                             ----------
                                                                702,729
                                                             ----------
UNITED STATES OF AMERICA++ -- 27.5%
  Banco Frances del Rio de la Plata SA
    (Argentina)..............................       10,100      276,488

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Banco Industrial Colombiano Sponsored ADR
    -- (Colombia)............................        4,000   $   74,000
  Banque Marocaine (Morocco) *...............       14,000      177,800
  BSES LTD (India) *.........................       10,000      165,000
  Cementos Diamante SA (Peru)................        3,400       67,283
  Czech Republic Fund, Inc. (Czech
    Republic)................................       10,134      140,609
  Elamex SA de CV (Mexico)...................       31,000      279,000
  Erciyas Biracilik VE Malt Sanayii
    (Turkey).................................        4,000       48,000
  First New Independent States Regional *....       15,000      120,000
  Flextronics International LTD (Singapore)
    *........................................       14,100      430,050
  Gilat Satellite Networks LTD *(Israel).....        6,000      145,500
  Grasim Industries (India)..................       13,300      232,750
  Gujarat Ambuja Cements Sponsored GDR
    (India)..................................       22,600      276,737
  India Growth Fund, Inc (India).............        3,867       56,555
  Koor Industries LTD Sponsored ADR
    (Israel).................................        4,600       89,125
  La Cementos Nacional (Ecuador) 144A *+.....        1,270      196,850
  Larsen & Toubro LTD Sponsored GDR
    (India)..................................       14,000      219,800
  Moneda Chile Fund LTD (Chile) *............       10,000       95,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Morgan Stanley India Investment Fund, Inc.
    (India) *................................       10,000   $  111,250
  Nice Systems LTD (Israel)..................       30,700      399,100
  PT Telekomunikasi Sponsored ADR (Indonesia)
    *........................................        7,300      225,387
  Pakistan Investment Fund, Inc. (Pakistan)..       18,100      110,862
  Pliva Sponsored GDR (United Kingdom).......        5,500      102,905
  ROC Taiwan Fund (Taiwan) *.................        1,000       10,375
  Samsung Electronics
    Co. -- Voting Sponsored GDR (Korea) *....           32        1,896
  Samsung Electronics
    Co. -- New GDS (Korea) *.................           10          571
  Saville Systems PLC (Ireland) *............       10,800      203,850
  SDL, Inc. *................................        1,950       58,500
  Siderurgica Venezolana Sivensa, Saica
    S.A.C.A. (Venezuela).....................       47,300       94,600
  Taiwan Fund, Inc. (Taiwan).................        3,750       85,313
  Telecomunicacoes Brasileiras S.A. -- ADR
    (Brazil).................................        3,600      179,100
  Teledata Communication * (Israel)..........       22,400      238,000
  Telefonos De Mexico SA Sponsored ADR
    (Mexico).................................        5,800      190,675

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

UNITED STATES OF AMERICA++ (CONTINUED)
  Total Access Communication (Thailand)......       31,000   $  272,800
  Wockhardt LTD * (India)....................       14,000      115,500
                                                             ----------
                                                              5,491,231
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $17,636,887)......................................   $19,015,408
                                                             ----------

                                                PRINCIPAL
                                                  AMOUNT       VALUE
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 7.2%
-----------------------------------------------------------------------
  Associates Corporation of America,
    5.43%, 04/01/96..........................   $  485,000      485,000
  UBS Finance Delaware Inc.
    5.43%, 04/01/96..........................      952,000      952,000
                                                             ----------
TOTAL COMMERCIAL PAPER
  (Cost $1,437,000).......................................    1,437,000
                                                             ----------
TOTAL INVESTMENTS -- 102.8%
  (Cost $19,073,887)......................................   $20,452,408
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.8%)...........
                                                               (553,422)
                                                             ----------
NET ASSETS -- 100.0%......................................   $19,898,986
                                                             ----------

------------
* Non-income producing security

+ Rule 144A restricted security

++ Certain securities issued by foreign companies are classified as United
   States securities and their underlying currency is the U.S. Dollar.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF MARCH 31, 1996

                                                                          WORLDWIDE     INTERNATIONAL      EMERGING
                                                                           GROWTH           GROWTH        COUNTRIES
                                                                            FUND             FUND            FUND
                                                                       ---------------  --------------  --------------
ASSETS
  Investments, at value*.............................................  $    98,325,840  $   23,764,098  $   20,452,408
  Foreign currencies, at value**.....................................        1,820,893         739,804          40,833
  Cash...............................................................          110,721           3,917          12,396
  Receivable for investment securities sold..........................        2,328,956         860,105         371,163
  Receivable for interests sold......................................          188,918          44,576         194,538
  Dividends and interest receivable..................................          282,917          66,818          19,845
  Due from advisor...................................................               --          27,007          29,500
  Deferred organization costs........................................           12,927             829              --
  Other assets.......................................................              663             191           2,806
                                                                       -----------------------------------------------
    Total assets.....................................................      103,071,835      25,507,345      21,123,489
                                                                       -----------------------------------------------
LIABILITIES
  Payable for investment securities purchased........................        2,277,497       1,649,877       1,159,097
  Payable for interests repurchased..................................          261,296              --           9,049
  Accrued expenses...................................................          190,016          51,840          56,357
                                                                       -----------------------------------------------
    Total liabilities................................................        2,728,809       1,701,717       1,224,503
                                                                       -----------------------------------------------
NET ASSETS...........................................................  $   100,343,026  $   23,805,628  $   19,898,986
                                                                       -----------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital....................................................  $    76,264,978  $   21,186,125  $   18,753,381
  Accumulated net investment income..................................          545,343         110,388          48,405
  Accumulated net realized gain (loss)...............................        7,494,440        (189,498)       (256,470)
  Accumulated net realized foreign exchange gain (loss)..............          907,863         165,204         (24,857)
  Net unrealized foreign exchange gain (loss)........................           (2,849)         (2,216)              6
  Net unrealized appreciation of investments and foreign currency....       15,133,251       2,535,625       1,378,521
                                                                       -----------------------------------------------
    Net assets.......................................................  $   100,343,026  $   23,805,628  $   19,898,986
                                                                       -----------------------------------------------
*Investments, at cost................................................  $    83,192,589  $   21,228,473  $   19,073,887
                                                                       -----------------------------------------------
**Foreign currencies, at cost........................................  $     1,820,308  $      738,051  $       42,545
                                                                       -----------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1996

                                                                            WORLDWIDE     INTERNATIONAL    EMERGING
                                                                              GROWTH         GROWTH        COUNTRIES
                                                                               FUND           FUND           FUND
                                                                          --------------  -------------  -------------
INVESTMENT INCOME
  INCOME
    Dividends...........................................................  $    1,303,881  $     291,589  $     115,314
    Interest............................................................         171,883         34,048         48,637
                                                                          --------------------------------------------
      Total income......................................................       1,475,764        325,637        163,951
                                                                          --------------------------------------------
  EXPENSES
    Advisory fee........................................................         980,556        187,128        107,680
    Accounting fee......................................................          75,052         75,000         69,519
    Administration fee..................................................          34,149          6,507          2,940
    Audit & tax services................................................          27,488          4,777          2,331
    Custodian fee.......................................................          65,994         57,911         34,923
    Insurance...........................................................           2,381            458            233
    Legal fee...........................................................           1,731            514            179
    Miscellaneous.......................................................          32,555         28,856         15,349
    Organization costs..................................................           6,313            300             --
    Trustees' fee.......................................................           8,411          8,450          8,450
                                                                          --------------------------------------------
      Total expenses....................................................       1,234,630        369,901        241,604
    Less: Reimbursement from advisor....................................         (58,228)      (117,279)      (103,775)
                                                                          --------------------------------------------
      Net expenses......................................................       1,176,402        252,622        137,829
                                                                          --------------------------------------------
        Net investment income...........................................         299,362         73,015         26,122
                                                                          --------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
    Security transactions...............................................       8,223,209         61,956        (35,846)
    Foreign exchanges...................................................         792,348        197,499        (25,318)
  Change in net unrealized appreciation of investments and foreign
    currency............................................................       9,091,917      2,584,830      1,751,439
                                                                          --------------------------------------------
    Net gain on investments.............................................      18,107,474      2,844,285      1,690,275
                                                                          --------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................  $   18,406,836  $   2,917,300  $   1,716,397
                                                                          --------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                                                      EMERGING COUNTRIES FUND
                                               WORLDWIDE GROWTH FUND     INTERNATIONAL GROWTH FUND   -------------------------
                                             -------------------------   -------------------------                   FOR THE
                                               FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       PERIOD
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED       ENDED
                                              MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                1996          1995          1996          1995          1996          1995*
                                             -----------   -----------   -----------   -----------   -----------   -----------
INCREASE IN NET ASSETS
  OPERATIONS
    Net investment income..................  $   299,362   $   240,302   $    73,015   $    33,806   $    26,122   $   22,283
    Net realized gain (loss) from security
      transactions and foreign exchange....    9,015,557    (1,521,055)      259,455      (323,554)      (61,164)    (220,163)
    Change in net unrealized appreciation
      (depreciation) of investments and
      foreign currency.....................    9,091,917       277,524     2,584,830      (270,042)    1,751,439     (372,912)
                                             ---------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        from operations....................   18,406,836    (1,003,229)    2,917,300      (559,790)    1,716,397     (570,792)
                                             ---------------------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by partners..............   17,650,729    39,169,871     6,044,445    15,092,291    16,175,253    5,244,412
    Withdrawals by partners................  (33,276,911)  (30,285,996)   (2,768,514)     (609,534)   (1,272,742)  (1,393,542)
                                             ---------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        from transactions in interests.....  (15,626,182)    8,883,875     3,275,931    14,482,757    14,902,511    3,850,870
                                             ---------------------------------------------------------------------------------
      Total increase in net assets.........    2,780,654     7,880,646     6,193,231    13,922,967    16,618,908    3,280,078
NET ASSETS:
  BEGINNING OF PERIOD......................   97,562,372    89,681,726    17,612,397     3,689,430     3,280,078           --
                                             ---------------------------------------------------------------------------------
  END OF PERIOD............................  $100,343,026  $97,562,372   $23,805,628   $17,612,397   $19,898,986   $3,280,078
                                             ---------------------------------------------------------------------------------

---------------
*Commenced operations on November 28, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies.

  International Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of non-U.S. companies.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Foreign currency balances of the Worldwide Growth Fund, International Growth Fund and Emerging Countries Fund, other than the cost of investments, are translated into U.S. dollar values at the bid price of such currency against the U.S. dollar last quoted on the valuation date.

  Gains and losses on securities transactions resulting from fluctuations in foreign currency exchange rates are not isolated. The Funds report these foreign currency related transactions as components of realized and unrealized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                                FIRST $500      NEXT $500     EXCESS OF
                                  MILLION        MILLION      $1 BILLION
                               -------------  -------------  ------------
Worldwide Growth Fund........        1.00%          0.90%          0.85%
International Growth Fund....        1.00%          0.90%          0.85%
Emerging Countries Fund......        1.25%          1.25%          1.25%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Advisor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1996 are as follows:

Worldwide Growth Fund...............  $ 233,923
International Growth Fund...........    195,657
Emerging Countries Fund.............    111,773

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Worldwide Growth Fund...........  $   123,233  $   138,719
International Growth Fund.......       27,950       25,118
Emerging Countries Fund.........       23,411        9,294

  At March 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                       TAX          GROSS          GROSS           NET
                     COST OF     UNREALIZED     UNREALIZED     UNREALIZED
                   INVESTMENTS  APPRECIATION   DEPRECIATION   APPRECIATION
                   -----------  -------------  -------------  -------------
Worldwide Growth
 Fund............   $  83,201     $  16,965      $   1,840      $  15,125
International
 Growth Fund.....      21,238         2,765            236          2,529
Emerging
 Countries Fund..      19,074         1,905            527          1,378

D. OFF BALANCE SHEET RISKS

  The Worldwide Growth, International Growth and Emerging Countries Funds' investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Funds' policy to continuously monitor its exposure to these risks.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

E. SELECTED RATIO DATA

                                                                                 RATIO OF           RATIO OF
                                         RATIO OF            RATIO OF         NET INVESTMENT     NET INVESTMENT
                                       EXPENSES TO         EXPENSES TO          INCOME TO       INCOME (DEFICIT)
                                         AVERAGE             AVERAGE             AVERAGE           TO AVERAGE
                                       NET ASSETS,         NET ASSETS,         NET ASSETS,         NET ASSETS,     PORTFOLIO
                                      AFTER EXPENSE       BEFORE EXPENSE      AFTER EXPENSE      BEFORE EXPENSE     TURNOVER
                                      REIMBURSEMENTS      REIMBURSEMENTS      REIMBURSEMENTS     REIMBURSEMENTS       RATE
----------------------------------------------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND*
  For the year ended 03/31/96.....           1.20%               1.26%               0.31%              0.25%         132.20%
  For the year ended 03/31/95.....           1.20%               1.30%               0.24%              0.14%          98.54%
  For the period ended
    03/31/94+.....................           1.20%               1.36%               0.01%             (0.15)%         95.09%
INTERNATIONAL GROWTH FUND*
  For the year ended 03/31/96.....           1.35%               1.98%               0.39%             (0.24)%        141.02%
  For the year ended 03/31/95.....           1.35%               1.85%               0.24%             (0.26%)         74.85%
  For the period ended
    03/31/94+.....................           1.35%               2.28%               0.41%             (0.52%)         23.71%
EMERGING COUNTRIES FUND*
  For the year ended 03/31/96.....           1.60%               2.80%               0.30%             (0.90%)        118.21%
  For the period ended
    03/31/95+.....................           1.60%               1.81%               1.73%              1.52%          60.79%


                                     BROKERAGE
                                    COMMISSIONS
                                     PER SHARE
----------------------------------
WORLDWIDE GROWTH FUND*
  For the year ended 03/31/96.....   $  0.0187
  For the year ended 03/31/95.....          --
  For the period ended
    03/31/94+.....................          --
INTERNATIONAL GROWTH FUND*
  For the year ended 03/31/96.....   $  0.0128
  For the year ended 03/31/95.....          --
  For the period ended
    03/31/94+.....................          --
EMERGING COUNTRIES FUND*
  For the year ended 03/31/96.....   $  0.0022
  For the period ended
    03/31/95+.....................          --

-------------
*Worldwide Growth Fund, International Growth Fund and Emerging Countries Fund commenced operations on April 19, 1993, January 3, 1994 and November 28, 1994, respectively.

+Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

We have audited the accompanying statements of assets and liabilities of the following portfolios of Nicholas-Applegate Mutual Funds: Worldwide Growth A, B & C Portfolios, International Growth A, B & C Portfolios, and Emerging Countries A, B & C Portfolios (hereinafter the "Portfolios"), as of March 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the A & C Portfolios for the fiscal year ended March 31, 1995 and the financial highlights of Worldwide Growth A & C Portfolios for the fiscal year ended March 31, 1994 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of March 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Worldwide Growth Fund, International Growth Fund, and Emerging Countries Fund (hereinafter the "Funds"), as of March 31, 1996, and the related statements of operations and changes in net assets for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of changes in net assets of the Funds for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 1996, and the results of their operations and changes in their net assets for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK -- 98.6%
----------------------------------------------

ADVERTISING -- 0.4%
  CKS Group*.................................        65,000     $  1,657,500
  Eagle River Interactive, Inc.*.............        40,000          520,000
                                                                ------------
                                                                   2,177,500
                                                                ------------
AEROSPACE -- 0.5%
  Hexcel Corp.*..............................        43,600          512,300
  Rohr Industries, Inc.*.....................        90,000        1,620,000
  Tracor, Inc.*..............................        40,000          697,500
                                                                ------------
                                                                   2,829,800
                                                                ------------
AGRICULTURE -- 0.5%
  Dekalb Genetics Corp. Class B..............        19,500        1,447,875
  Delta & Pine Land Co.......................        30,000        1,668,750
                                                                ------------
                                                                   3,116,625
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.3%
  Atlas Air, Inc.*...........................        42,600        1,597,500
                                                                ------------
AIRLINES -- 2.6%
  Alaska Air Group, Inc.*....................        55,200        1,476,600
  America West Airlines, Inc.*...............       125,400        2,680,425
  Mesa Airlines, Inc.*.......................       225,000        2,418,750
  Midwest Express Holdings, Inc.*............        40,000        1,500,000
  Reno Air, Inc.*............................        20,000          250,000
  Trans World Airlines, Inc.*................       335,000        6,700,000
                                                                ------------
                                                                  15,025,775
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.1%
  Mondavi (Robert) Corp.*....................        21,900          563,925
                                                                ------------
APPAREL -- 3.3%
  Authentic Fitness Corp.....................        59,500        1,539,562
  Cole Kenneth Productions, Inc.*............       106,000        1,894,750
  Donnkenny, Inc.*...........................        99,000        1,596,375

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

APPAREL (CONTINUED)
  Marisa Christina, Inc.*....................        40,400     $    813,050
  Nautica Enterprises, Inc.*.................       108,825        5,196,394
  Quiksilver, Inc.*..........................        46,200        1,466,850
  St. John Knits, Inc........................        24,000        1,617,000
  Urban Outfitters, Inc.*....................        20,000          605,000
  Vans, Inc.*................................        60,000          832,500
  Wolverine Worldwide, Inc...................       139,800        3,914,400
                                                                ------------
                                                                  19,475,881
                                                                ------------
BIOTECHNOLOGY -- 5.2%
  Alteon, Inc.*..............................        60,000          615,000
  Applied Bioscience International, Inc.*....        80,000          730,000
  Arthrocare Corp.*..........................        27,200          598,400
  Biochem Pharma, Inc.*......................        10,300          422,300
  Carrington Laboratories, Inc.*.............         8,500          244,375
  Cytel Corp.*...............................        30,000          225,000
  Cytyc Corp.*...............................         7,000          117,250
  Depotech Corp.*............................        20,000          490,000
  Endovascular Technologies, Inc.*...........        40,000          400,000
  Femrx, Inc.*...............................        20,000          195,000
  Genome Therapeutics Corp.*.................        37,000          383,875
  Gilead Sciences, Inc.*.....................        45,000        1,293,750
  IDEXX Laboratories Inc.*...................        29,800        1,251,600
  Integra Lifesciences Corp.*................        23,000          270,250
  Interneuron Pharmaceuticals, Inc.*.........        63,400        2,353,725
  Martek Biosciences Corp.*..................        65,800        2,368,800
  Matritech, Inc.*...........................        13,000          151,125
  Medimmune, Inc.*...........................        55,000          866,250
  Mentor Corp................................       144,200        3,370,675
  Neurex Corp.*..............................       120,000        2,490,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Neurogen Corp.*............................        52,000     $  1,794,000
  Nexstar Pharmaceuticals, Inc.*.............        50,000          987,500
  Pharmaceutical Product Development,
    Inc.*....................................         9,000          317,250
  Protein Design Laboratories, Inc.*.........        72,000        1,773,000
  Quintiles Transnational Corp.*.............        48,600        3,159,000
  Regeneron Pharmaceuticals, Inc.*...........        40,000          510,000
  Sequana Therapeutics, Inc.*................         8,000          156,000
  Sequus Pharmaceuticals, Inc.*..............       194,100        2,681,006
  Theratech, Inc.*...........................        16,400          348,500
                                                                ------------
                                                                  30,563,631
                                                                ------------
BROADCASTING -- 2.3%
  American Radio Systems Corp.*..............        59,400        2,004,750
  Argyle Television, Inc.*...................        22,000          478,500
  Chancellor Broadcasting Corp.*.............        45,000          990,000
  Data Broadcasting Corp.*...................        60,000          637,500
  E Z Communications, Inc.*..................        10,000          215,000
  Emmis Broadcasting Corp.*..................        35,100        1,351,350
  Evergreen Media Corp.*.....................        69,400        2,498,400
  Renaissance Communications Corp.*..........        68,250        1,697,719
  Saga Communications, Inc.*.................        40,050          851,062
  SFX Broadcasting, Inc.*....................        12,000          409,500
  United Video Satellite Group, Inc.*........        36,600          768,600

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

BROADCASTING (CONTINUED)
  Westwood One, Inc.*........................        72,200     $  1,326,675
  Young Broadcasting Inc.*...................        11,400          339,150
                                                                ------------
                                                                  13,568,206
                                                                ------------
BUILDING MATERIALS -- 0.2%
  NCI Building Systems*......................        20,000          685,000
  Watsco, Inc................................        10,000          260,000
                                                                ------------
                                                                     945,000
                                                                ------------
CATALOG/OUTLET STORES -- 0.2%
  The Sports Authority, Inc.*................        32,800          897,800
                                                                ------------
CHEMICALS -- 0.6%
  Mississippi Chemical Corp..................        96,800        1,960,200
  OM Group, Inc..............................        42,000        1,559,250
                                                                ------------
                                                                   3,519,450
                                                                ------------
CLOTHING CHAINS -- 0.7%
  Charming Shoppes, Inc.*....................       310,000        1,598,437
  Ross Stores, Inc...........................        98,300        2,469,787
                                                                ------------
                                                                   4,068,224
                                                                ------------
COAL MINING -- 0.1%
  Zeigler Coal Holding Company...............        25,000          362,500
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.8%
  BT Office Products Int'l, Inc.*............        33,000          556,875
  Caribiner International, Inc.*.............         7,000          180,250
  Ideon Group, Inc...........................        34,000          378,250
  Personnel Group Inc.*......................        30,000          547,500
  Physician Support Systems Inc.*............        23,000          393,875
  Pia Merchandising Services, Inc.*..........        23,300          433,962
  Pre Paid Legal Services, Inc.*.............        55,500          825,563

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

COMMERCIAL/INDUSTRIAL SERVICES (CONTINUED)
  Profit Recovery Group, Inc.*...............        15,000     $    232,500
  Protection One Inc.*.......................        78,000        1,150,500
  Superior Services, Inc.*...................         9,000          119,250
                                                                ------------
                                                                   4,818,525
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 4.9%
  Auspex Systems, Inc.*......................       140,300        2,507,862
  Brooktrout Technology, Inc.*...............        12,000          414,000
  Cognex Corp.*..............................       117,400        3,008,375
  Computer Horizons Corp.*...................        96,300        3,635,325
  Computervision Corp.*......................        54,400          564,400
  Data General Corp.*........................       139,700        2,043,112
  Eltron International, Inc.*................        39,150        1,291,950
  IDX Systems Corp.*.........................         8,000          232,000
  Microcom, Inc.*............................       119,900        3,582,012
  Micros Systems, Inc.*......................        67,700        1,692,500
  Mylex Corp.*...............................        80,000        1,900,000
  Network Appliance, Inc.*...................         7,000          222,250
  Safeguard Scientifics, Inc.*...............        58,650        3,438,356
  Security Dynamics Technology, Inc.*........        17,500          927,500
  Telxon Corp.*..............................       151,600        3,221,500
  Xeikon NV Sponsored ADR*...................         7,500          145,313
                                                                ------------
                                                                  28,826,455
                                                                ------------
CONTAINERS -- 0.2%
  Aptargroup, Inc............................        14,500          601,750
  U.S. Can Corp.*............................        20,000          340,000
                                                                ------------
                                                                     941,750
                                                                ------------
CONTRACT DRILLING -- 1.2%
  Global Marine, Inc.*.......................       107,000        1,070,000
  Nabors Industries, Inc.*...................        58,300          830,775

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

CONTRACT DRILLING (CONTINUED)
  Noble Drillings, Corp.*....................       185,700     $  2,298,037
  Reading & Bates Corp.*.....................       149,100        2,944,725
                                                                ------------
                                                                   7,143,537
                                                                ------------
DEPARTMENT/DISCOUNT STORES -- 0.3%
  Carson, Pirie Scott & Co.*.................        34,500          776,250
  Proffits, Inc.*............................        25,200          793,800
                                                                ------------
                                                                   1,570,050
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.3%
  Biovail Corp.*.............................        53,000        1,503,875
  Columbia Laboratories, Inc.*...............        30,000          356,250
  Curative Technologies, Inc.*...............        80,000        1,480,000
  Dura Pharmaceuticals, Inc.*................       104,500        5,185,812
  Fuisz Technologies, Inc.*..................        85,000        2,295,000
  IDEC Pharmaceuticals Corp.*................        64,000        1,424,000
  Jones Medical Industries, Inc..............        18,750          721,875
  Matrix Pharmaceutical, Inc.*...............        40,000          925,000
  Nabi, Inc.*................................       129,600        1,709,100
  Noven Pharmaceuticals, Inc.*...............        70,000        1,006,250
  Pathogenesis Corp.*........................        40,000          655,000
  Sangstat Medical Corp.*....................        10,000          161,250
  Sepracor, Inc.*............................       125,000        1,828,125
                                                                ------------
                                                                  19,251,537
                                                                ------------
ELECTRONIC DATA PROCESSING -- 0.5%
  Affiliated Computer Services, Inc.*........        34,800        1,446,375
  Envoy Corp.*...............................        63,700        1,496,950
                                                                ------------
                                                                   2,943,325
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 2.6%
  Belden, Inc................................        38,800     $  1,144,600
  Checkpoint Systems, Inc.*..................       224,800        5,591,900
  Coherent, Inc.*............................        96,300        4,092,750
  Cyberoptics Corp.*.........................        48,600        1,397,250
  Itron, Inc.*...............................        41,000        1,834,750
  Robotic Vision Systems, Inc.*..............        33,200          535,350
  Trident International, Inc.*...............        18,000          342,000
                                                                ------------
                                                                  14,938,600
                                                                ------------
ENTERTAINMENT -- 0.5%
  Family Golf Centers, Inc.*.................        20,000          535,000
  Hollywood Entertainment Corp.*.............        40,000          530,000
  Premiere Radio Network, Inc.*..............        26,400          495,000
  Regal Cinemas, Inc.*.......................        32,925        1,218,225
                                                                ------------
                                                                   2,778,225
                                                                ------------
ENVIRONMENTAL SERVICES -- 1.8%
  Allied Waste Industries, Inc.*.............        40,000          365,000
  Continental Waste Industries, Inc.*........        58,333          634,371
  Newpark Resources, Inc.*...................        20,585          612,404
  Tetra Technologies, Inc.*..................        42,300          729,675
  United Waste Systems, Inc.*................        86,600        4,330,000
  U.S. Filter Corp.*.........................        47,600        1,332,800
  U.S.A. Waste Services, Inc.*...............       103,700        2,644,350
                                                                ------------
                                                                  10,648,600
                                                                ------------
FINANCE COMPANIES -- 1.6%
  AmeriCredit Corp.*.........................        99,000        1,373,625
  CMAC Investment Corp.......................        42,300        2,389,950

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

FINANCE COMPANIES (CONTINUED)
  First Merchants Acceptance, Inc.*..........        16,300     $    360,637
  Imperial Credit Industries, Inc.*..........        91,800        2,249,100
  North American Mortgage Co.................        72,200        1,480,100
  Resource Bancshares Mortgage Group, Inc.*..        11,900          185,937
  WestCor., Inc..............................        56,100        1,037,850
                                                                ------------
                                                                   9,077,199
                                                                ------------
FINANCIAL SERVICES -- 0.2%
  Cityscape Financial*.......................        25,000          900,000
                                                                ------------
GAMBLING -- 0.7%
  Grand Casinos, Inc.*.......................        98,200        2,946,000
  Sodak Gaming, Inc.*........................        30,000          712,500
  WMS Industries, Inc.*......................         5,400           93,825
                                                                ------------
                                                                   3,752,325
                                                                ------------
HEALTH TECHNOLOGY/SERVICES -- 0.0%
  Prime Medical Services, Inc.*..............        18,000          234,000
                                                                ------------
HOME FURNISHINGS -- 0.4%
  Bush Industries, Inc. Class A..............        12,000          303,000
  Cort Business Services Corp.*..............        30,000          540,000
  Furniture Brands International, Inc.*......        20,000          185,000
  Renters Choice, Inc.*......................        80,000        1,390,000
                                                                ------------
                                                                   2,418,000
                                                                ------------
HOMEBUILDING -- 1.4%
  American Homestar Corp.*...................        10,000          198,750
  Beazer Homes USA, Inc.*....................        12,000          210,000
  Champion Enterprises, Inc.*................        39,700        1,136,413

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

HOMEBUILDING (CONTINUED)
  Hovnanian Enterprises, Inc. Class A*.......        20,000     $    141,250
  Kaufman & Broad Home Corp..................        80,000        1,280,000
  NVR, Inc.*.................................        15,000          143,437
  Oakwood Homes Corp.........................        37,400        1,855,975
  Redman Industries, Inc.*...................        27,800          562,950
  Toll Brothers, Inc.*.......................        65,400        1,128,150
  United States Home Corp.*..................        66,100        1,702,075
                                                                ------------
                                                                   8,359,000
                                                                ------------
HOSPITALS -- 0.3%
  Impath, Inc.*..............................         9,000          132,750
  National Surgery Centers, Inc.*............        37,000        1,193,250
  NCS Healthcare*............................         8,600          210,700
  Renal Care Group, Inc.*....................         7,000          194,250
  Vitalcom, Inc.*............................        10,300          137,765
                                                                ------------
                                                                   1,868,715
                                                                ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.5%
  Granite Construction, Inc..................        50,000        1,475,000
  Greenwich Air Services, Inc.*..............        37,000        1,572,500
                                                                ------------
                                                                   3,047,500
                                                                ------------
LIFE INSURERS -- 0.3%
  American Travellers Corp.*.................        53,000        1,570,125
                                                                ------------
LODGING -- 0.8%
  Bristol Hotel Company*.....................        40,400        1,100,900
  Doubletree Corp.*..........................        14,300          391,463
  Prime Hospitality Corp.*...................       187,500        2,554,688
  Studio Plus Hotels, Inc.*..................        31,500          874,125
                                                                ------------
                                                                   4,921,176
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

MACHINERY/EQUIPMENT -- 1.3%
  Computational Systems, Inc.*...............        20,000     $    355,000
  Digitran Systems, Inc.*....................        14,500              145
  Duriron Company, Inc.......................        61,900        1,702,250
  Etec Systems, Inc.*........................        15,000          210,000
  Global Industrial Technologies*............        10,700          256,800
  Greenfield Industries, Inc.................        61,500        2,129,438
  JLG Industries, Inc........................        53,500        2,447,625
  Miller Industries, Inc./ Tenn.*............        14,000          476,000
                                                                ------------
                                                                   7,577,258
                                                                ------------
MANAGED HEALTHCARE/HMO'S/PPO'S -- 1.8%
  CRA Managed Care, Inc.*....................        19,100          682,825
  Health Management Systems, Inc.*...........       139,800        3,949,350
  Inphynet Medical Management, Inc.*.........        14,200          253,825
  Maxicare Health Plans, Inc.*...............       101,000        2,518,687
  Medcath, Inc.*.............................        28,200          824,850
  OccuSystems, Inc.*.........................        48,800        1,110,200
  Orthodontic Centers of America, Inc.*......        39,200        1,176,000
                                                                ------------
                                                                  10,515,737
                                                                ------------
MEDICAL SPECIALTIES -- 1.0%
  Express Scripts, Inc.*.....................        21,600        1,009,800
  Visx, Inc.*................................       134,900        4,923,850
                                                                ------------
                                                                   5,933,650
                                                                ------------
MEDICAL SUPPLIES -- 5.6%
  AVECOR Cardiovascular, Inc.*...............        24,100          328,362
  Capstone Pharmacy Services*................        10,000           90,000
  Conmed Corp.*..............................        13,350          327,075
  Gulf South Medical Supply, Inc.*...........        51,800        1,955,450

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  Hologic, Inc.*.............................        74,100     $  1,685,775
  Invacare Corp..............................        95,000        2,683,750
  Iridex Corp.*..............................        16,000          164,000
  Kensey Nash Corp.*.........................        15,600          222,300
  Keravision, Inc.*..........................        40,000          495,000
  Lunar Corp.*...............................        30,000        1,282,500
  Metra Biosystems, Inc.*....................        34,000          484,500
  Minimed, Inc.*.............................        20,000          360,000
  Nellcor Puritan Bennett, Inc.*.............        14,400          927,000
  Neuromedical Systems Inc.*.................       115,000        2,501,250
  Omnicare, Inc..............................        94,600        5,096,575
  Oncogene Sciences, Inc.*...................        30,000          273,750
  Orthologic Corp.*..........................        40,000        1,015,000
  Osteotech, Inc.*...........................        15,000          112,500
  Physio-Controls International Corp.*.......        70,900        1,418,000
  Quest Medical, Inc.*.......................        55,000          666,875
  ResMed, Inc.*..............................        20,900          276,925
  Serologicals Corp.*........................        15,000          412,500
  Steris Corp.*..............................        74,000        2,220,000
  Target Therapeutics, Inc.*.................        84,100        5,098,563
  Uromed Corp.*..............................        49,500          569,250
  Vital Signs, Inc...........................        42,700        1,046,150
  Vivus, Inc.*...............................        20,000          620,000
                                                                ------------
                                                                  32,333,050
                                                                ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.4%
  ABR Information Services, Inc.*............        37,125        1,726,312
  Arbor Health Care Co.*.....................        40,000        1,060,000
  EmCare Holdings, Inc.*.....................        42,300        1,147,388
  Grancare, Inc.*............................        20,000          360,000
  Mariner Health Group, Inc.*................       110,500        1,823,250
  Multicare Companies*.......................        42,600        1,208,775

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

MEDICAL/NURSING/HEALTH SERVICES (CONTINUED)
  Pediatric Services of America, Inc.*.......        26,900     $    682,587
  Phycor, Inc.*..............................        73,025        3,213,100
  Physician Sales & Services, Inc.*..........        80,200        1,984,950
  Regency Health Services, Inc.*.............        25,000          281,250
  Renal Treatment Centers, Inc.*.............        79,800        1,895,250
  Rotech Medical Corp.*......................       112,300        4,155,100
  Sterling Healthcare Group*.................        12,000          171,000
                                                                ------------
                                                                  19,708,962
                                                                ------------
METALS -- 1.3%
  Agnico Eagle Mines, Ltd....................       129,500        2,314,812
  Commonwealth Aluminum Corp.................       100,000        1,775,000
  Mueller Industries, Inc.*..................        84,600        2,992,725
  Schnitzer Steel Industries, Inc. Class A...           600           15,675
  UNR Industries, Inc........................        46,600          372,800
                                                                ------------
                                                                   7,471,012
                                                                ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.2%
  Watkins-Johnson Co.........................        29,300        1,047,475
                                                                ------------
MULTI-LINE INSURERS -- 0.3%
  Penncorp Financial Group, Inc..............        54,600        1,719,900
                                                                ------------
OIL/GAS PRODUCTION -- 0.8%
  Barrett Resources Corp.*...................        47,900        1,197,500
  Brown (Tom), Inc.*.........................        71,000        1,002,875
  Global Natural Resources, Inc.*............        48,800          646,600
  Lomak Petroleum, Inc.......................        18,000          211,500
  Newfield Exploration Co.*..................        20,000          610,000
  Nuevo Energy Co.*..........................        10,000          287,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Vintage Petroleum, Inc.....................        31,400     $    639,775
                                                                ------------
                                                                   4,595,750
                                                                ------------
OILFIELD SERVICES/EQUIPMENT -- 4.2%
  BJ Services Co.*...........................       122,300        4,097,050
  Camco International, Inc...................        39,700        1,250,550
  Dawson Production Services, Inc.*..........        15,000          168,750
  Energy Venture, Inc.*......................        15,000          399,375
  Falcon Drilling, Inc.*.....................       100,000        2,225,000
  Global Industries LTD.*....................        36,000          756,000
  Marine Drilling Company, Inc.*.............       375,000        2,953,125
  Oceaneering International, Inc.*...........        99,000        1,348,875
  Pool Energy Service Co.*...................        20,200          224,725
  Pride Petroleum Services, Inc.*............        78,400        1,107,400
  Seacor Holdings, Inc.*.....................        77,100        2,843,063
  Smith International, Inc.*.................        75,100        1,896,275
  Tuboscope Vetco International, Corp.*......        80,000          780,000
  Varco International, Inc.*.................        99,700        1,208,863
  Weatherford Enterra, Inc.*.................        89,500        3,121,313
                                                                ------------
                                                                  24,380,364
                                                                ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 1.7%
  Accustaff, Inc.*...........................        38,400          969,600
  Copart, Inc.*..............................        41,100        1,017,225
  Corestaff, Inc.*...........................        15,000          457,500
  G&K Services, Inc..........................        16,450          440,038
  Learning Tree*.............................        16,000          316,000
  Meta Group, Inc.*..........................        21,000          593,250
  National Education Corp.*..................       110,000        1,292,500

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  National Wireless Holdings, Inc.*..........         9,500     $    147,250
  Norrell Corp...............................        21,900          725,437
  On Assignment, Inc.*.......................         7,700          292,600
  PMT Services, Inc.*........................        62,100        1,490,400
  Robert Half International, Inc.*...........        35,800        1,740,775
  Romac International, Inc.*.................        20,000          615,000
                                                                ------------
                                                                  10,097,575
                                                                ------------
OTHER CONSUMER DURABLES -- 0.4%
  Sola International, Inc.*..................        80,000        2,490,000
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 0.6%
  Blyth Industries, Inc.*....................        54,000        1,795,500
  USA Detergents, Inc.*......................        59,650        1,938,625
                                                                ------------
                                                                   3,734,125
                                                                ------------
OTHER CONSUMER SERVICES -- 1.0%
  Amre, Inc.*................................        50,000          931,250
  Apollo Group, Inc. Class A*................        41,698        1,626,222
  Career Horizons, Inc.*.....................        40,000        1,190,000
  U.S. Order, Inc.*..........................        34,000          697,000
  Wackenhut Corrections Corp.*...............        28,000        1,092,000
                                                                ------------
                                                                   5,536,472
                                                                ------------
OTHER FINANCIAL SERVICES -- 0.1%
  WFS Financial, Inc.*.......................        30,000          562,500
                                                                ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.3%
  Enterprise Systems, Inc.*..................         7,800          215,475
  Horizon Mental Health Management, Inc.*....        15,600          329,550
  Parexel International Corp.*...............        19,400          839,050

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

OTHER HEALTH TECHNOLOGY/ SERVICES (CONTINUED)
  Physician Computer Network, Inc.*..........       200,000     $  2,725,000
  RTW, Inc.*.................................        29,400        1,087,800
  Summit Medical Systems, Inc.*..............        31,000          604,500
  Veterinary Centers America, Inc.*..........        72,000        1,944,000
                                                                ------------
                                                                   7,745,375
                                                                ------------
OTHER INSURANCE SERVICES -- 0.1%
  Fidelity National Financial, Inc...........        24,860          385,330
  First American Financial Corp..............        11,400          327,750
                                                                ------------
                                                                     713,080
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 0.7%
  BMC Industries, Inc........................        79,600        1,711,400
  Chicago Miniature Lamp, Inc.*..............        11,400          370,500
  Galoob Lewis Toys, Inc.*...................        40,000          810,000
  Rexel, Inc.*...............................        30,000          367,500
  Wolverine Tube, Inc.*......................        19,100          775,938
                                                                ------------
                                                                   4,035,338
                                                                ------------
OTHER TECHNOLOGY -- 1.0%
  Computer Products, Inc.*...................        86,000        1,161,000
  Henry (Jack) & Associates, Inc.............        24,100          587,438
  Renaissance Solutions, Inc.*...............        23,100          669,900
  Technology Solutions Company*..............        33,000          895,125
  Uniphase Corp.*............................        30,000        1,162,500
  3D Systems Corp.*..........................        66,900        1,404,900
                                                                ------------
                                                                   5,880,863
                                                                ------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

OTHER TRANSPORTATION -- 0.1%
  United Transnet, Inc.*.....................        20,000     $    472,500
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 1.0%
  Allied Group, Inc..........................        23,000          914,250
  Capmac Holdings, Inc.......................        40,000          980,000
  HCC Insurance Holdings, Inc.*..............        20,000        1,097,500
  LaSalle Re Holdings Ltd....................        49,300        1,059,950
  US Facilities Corp.........................        24,100          451,875
  Vesta Insurance Group, Inc.................        34,950        1,140,244
                                                                ------------
                                                                   5,643,819
                                                                ------------
PUBLISHING -- 0.0%
  Norwood Promotional Products, Inc.*........        10,800          224,100
                                                                ------------
RAILROADS -- 0.1%
  Railtex, Inc.*.............................        32,000          820,000
                                                                ------------
REAL ESTATE BROKERS/SERVICES -- 0.6%
  Amresco, Inc...............................       122,900        1,797,412
  Insignia Financial Group, Inc. Class A*....        40,000          975,000
  NHP, Inc.*.................................        25,000          462,500
  Redwood Trust, Inc.........................        19,000          389,500
                                                                ------------
                                                                   3,624,412
                                                                ------------
REGIONAL BANKS -- 0.1%
  Provident Bankshares Corp..................        22,000          731,500
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.8%
  CWM Mortgage Holdings, Inc.................       140,500        2,265,562
  FelCor Suite Hotels, Inc...................        19,100          592,100
  Shurgard Storage Centers, Inc. Class A.....        25,100          658,875
  Storage USA, Inc...........................        24,300          835,313
                                                                ------------
                                                                   4,351,850
                                                                ------------
RESTAURANTS -- 1.5%
  Apple South, Inc...........................        77,000        1,886,500

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

RESTAURANTS (CONTINUED)
  CKE Restaurants, Inc.......................        67,500     $  1,130,625
  Foodmaker, Inc.*...........................       190,000        1,330,000
  Longhorn Steaks, Inc.*.....................        30,500          701,500
  Manhattan Bagel Company, Inc.*.............        32,300          750,975
  Papa John's International, Inc.*...........        18,300          816,637
  Quality Dining, Inc.*......................        16,900          498,550
  Rainforest Cafe, Inc.*.....................        20,000          630,000
  Showbiz Pizza Time, Inc.*..................        60,000        1,155,000
                                                                ------------
                                                                   8,899,787
                                                                ------------
RETAIL/TRADE -- 0.0%
  Genesco Inc.*..............................        19,000           90,250
  Madden Steven, Ltd.*.......................         4,900           31,850
                                                                ------------
                                                                     122,100
                                                                ------------
RETAIL/FOOD DISTRIBUTION -- 0.5%
  Performance Food Group Co.*................        17,000          416,500
  Richfood Holdings, Inc.....................        98,000        2,762,375
                                                                ------------
                                                                   3,178,875
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.8%
  Coast Savings Financial, Inc.*.............        90,200        2,818,750
  Commercial Federal Corp....................        43,000        1,671,625
                                                                ------------
                                                                   4,490,375
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.0%
  C.P. Clare Corp.*..........................         5,700          111,150
  Emerson Radio Corp.*.......................        33,600           86,100
  Epic Design Technology, Inc.*..............        84,600        2,585,587
  Flextronics International, LTD.*...........        89,800        2,738,900
  IMP, Inc.*.................................        53,000          371,000
  Intermagnetics General Corp.*..............        67,400        1,145,800

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS
  (CONTINUED)
  Kent Electronics Corp.*....................        30,000     $  1,061,250
  Level One Communications, Inc.*............        52,000        1,443,000
  NU Horizons Electronics Corp.*.............        20,000          272,500
  Radisys Corp.*.............................         9,000          144,000
  Sanmina Corp.*.............................       140,000        4,165,000
  SDL, Inc.*.................................        55,600        1,668,000
  Smart Modular Technologies, Inc.*..........        26,000          406,250
  Wyle Electronics, Inc......................        40,000        1,385,000
                                                                ------------
                                                                  17,583,537
                                                                ------------
SOFTWARE -- 13.0%
  Applied Microsystems Corp.*................        13,000          121,875
  Applix, Inc.*..............................        65,400        2,289,000
  Aspen Technology, Inc.*....................        40,000        1,720,000
  Astea International, Inc.*.................        35,000        1,032,500
  Atria Software, Inc.*......................        47,200        2,584,200
  Bachman Information Systems*...............        40,000          335,000
  BDM International, Inc.*...................        35,000        1,338,750
  Borland International, Inc.*...............       154,000        2,772,000
  Business Objects SA Sponsored ADR*.........        58,400        4,964,000
  CBT Group PLC Sponsored ADR*...............        40,800        2,998,800
  Ciber, Inc.*...............................        16,600          543,650
  Clarify, Inc.*.............................        20,000          785,000
  Cognos, Inc.*..............................        76,100        4,318,675
  Comshare, Inc.*............................        20,000          460,000
  Continuum, Inc.*...........................        19,600          815,850
  Cooper & Chyan Technology, Inc.*...........        35,000          490,000
  Cylink Corp.*..............................         9,000          159,750

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

SOFTWARE (CONTINUED)
  Datastream Systems, Inc.*..................        21,600     $    469,800
  Dataworks Corp.*...........................        35,000          446,250
  Dendrite International, Inc.*..............        31,500          689,063
  Engineering Animation, Inc.*...............         8,000          167,000
  Fulcrum Technologies, Inc.*................        12,300          461,250
  Harbinger Corp.*...........................        70,500        1,251,375
  HCIA, Inc.*................................        20,000          940,000
  Health Systems Design Corp.*...............         7,000           96,250
  HNC Software, Inc.*........................        60,400        4,107,200
  IKOS Systems, Inc.*........................        41,600          696,800
  Imnet Systems, Inc.*.......................        30,000          907,500
  Indus Group, Inc.*.........................        20,500          399,750
  Inference Corp. Class A*...................         4,000           74,000
  Integrated Systems, Inc.*..................        36,400        1,756,300
  JDA Software Group, Inc.*..................        45,000          534,375
  Lernout & Hauspie Speech Products NV*......        35,000        1,128,750
  Maxis, Inc.*...............................        23,600          584,100
  McAfee Associates, Inc.*...................        42,400        2,321,400
  MDL Information Systems, Inc.*.............        24,100          507,606
  Mecon, Inc.*...............................        19,000          375,250
  Medic Computer Systems, Inc.*..............        19,100        1,446,825
  Meta Tools, Inc.*..........................        30,000          562,500
  Meta-Software, Inc.*.......................        40,000          670,000
  National Instruments Corp.*................        61,000        1,281,000
  Novadigm, Inc.*............................        26,000          393,250
  Perceptron, Inc.*..........................        35,700          923,738
  Powercerv Corp.*...........................        42,400          631,362

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

SOFTWARE (CONTINUED)
  Premenos Technology Corp.*.................        80,200     $  1,443,600
  Prism Solutions, Inc.*.....................         4,800          127,200
  Pure Software, Inc.*.......................        25,000          862,500
  Quality Systems, Inc.*.....................        15,000          330,000
  Quick Response Services, Inc.*.............        15,000          386,250
  Rational Software Corp.*...................        71,800        2,836,100
  Saville Systems PLC Sponsored ADR*.........        24,800          468,100
  Scopus Technology, Inc.*...................        39,000          585,000
  Segue Software*............................         8,000          168,000
  SQA, Inc.*.................................        25,000          681,250
  Sterling Software, Inc.*...................        51,500        3,630,750
  Structural Dynamics Research Corp.*........       168,700        5,693,625
  TCSI Corp.*................................        37,700        1,149,850
  Techforce Corp.*...........................        20,000          210,000
  Triple PNV*................................        30,000          337,500
  Veritas Software Co.*......................        12,300          398,213
  Verity, Inc.*..............................        40,000        1,350,000
  Viasoft, Inc.*.............................        54,900        1,544,063
  Visio Corp.*...............................         5,400          151,200
  Wind River Systems, Inc.*..................        20,800          639,600
  Workgroup Technology Corp.*................        26,500          573,063
  Zoran Corp.*...............................        38,600          858,850
  7th Level, Inc.*...........................        11,500          116,438
                                                                ------------
                                                                  76,092,896
                                                                ------------
SPECIALTY CHAINS -- 2.7%
  Duty Free International, Inc...............        56,400          747,300
  Garden Ridge Corp.*........................        12,500          571,875
  Inacom Corp.*..............................        60,000        1,027,500
  Just for Feet, Inc.*.......................        72,800        3,030,300
  Men's Warehouse, Inc.*.....................        77,700        2,447,550

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

SPECIALTY CHAINS (CONTINUED)
  Orchard Supply Hardware Stores Corp.*......        40,000     $    945,000
  Party City Corp.*..........................         8,000          116,000
  Petco Animal Supplies, Inc.*...............        21,100          944,225
  Pier 1 Imports, Inc........................       192,700        2,432,837
  Regis Corp.................................        14,500          445,875
  West Marine, Inc.*.........................         5,000          232,500
  Williams-Sonoma, Inc.*.....................       134,200        3,053,050
                                                                ------------
                                                                  15,994,012
                                                                ------------
SPECIALTY INSURERS -- 0.2%
  Amerin Corp.*..............................        25,000          681,250
  United Dental Care, Inc.*..................        17,300          670,375
                                                                ------------
                                                                   1,351,625
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.8%
  Aspect Telecommunications Corp.*...........       169,100        7,736,325
  Broadband Technologies, Inc.*..............        20,000          510,000
  Cable Design Technologies, Inc.*...........        58,500        2,149,875
  California Amplifier, Inc.*................        50,800        1,358,900
  Coherent Communications Systems Corp.*.....        38,400          797,400
  Comverse Technology, Inc.*.................        40,000          965,000
  Davox Corp.*...............................        10,000          177,500
  Gilat Satellite Networks Ltd.*.............        64,200        1,556,850
  Inter-Tel, Inc.*...........................        35,700          647,062
  Intercel, Inc.*............................        89,400        2,011,500
  IPC Information Systems, Inc.*.............        22,200          521,700

                                             NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Microwave Power Devices, Inc.*.............         2,200     $     18,150
  Natural Microsystems Corp.*................        40,000        1,200,000
  Network Equipment Technologies, Inc.*......       132,900        4,036,837
  Nice-Systems Ltd. Sponsored ADR*...........        26,000          338,000
  P Com, Inc.*...............................        51,400        1,034,425
  Pairgain Technologies, Inc.*...............        86,100        5,574,975
  Premiere Technologies, Inc.*...............        12,000          279,000
  Teltrend, Inc.*............................        33,200        1,510,600
  Trescom International, Inc.*...............        64,800          955,800
  Westell Technologies, Inc.*................        20,000          740,000
                                                                ------------
                                                                  34,119,899
                                                                ------------
TELEPHONE -- 0.2%
  Intermedia Communications of Florida,
    Inc.*....................................        49,800          915,075
  Pricellular Corp. Class A*.................         6,375           85,266
                                                                ------------
                                                                   1,000,341
                                                                ------------
TOBACCO PRODUCTS -- 0.3%
  Mafco Consolidated Group, Inc.*............        98,800        1,531,400
                                                                ------------
TRANSPORTATION -- 0.1%
  Avondale Industries, Inc.*.................        35,000          608,125
                                                                ------------
TRUCKING -- 0.3%
  Landstar System, Inc.*.....................        73,700        1,842,500
  Swift Transportation Co.*..................        10,000          177,500
                                                                ------------
                                                                   2,020,000
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

EMERGING
GROWTH FUND                                  NUMBER
                                            OF SHARES     VALUE

---------------------------------------------------------
COMMON STOCK (Continued)
----------------------------------------------

WHOLESALE DISTRIBUTION -- 1.4%
  Anicom, Inc.*..............................         9,000     $    121,500
  Central Garden & Pet Co.*..................        43,000          408,500
  Daisytek International Corp.*..............         3,800          125,400
  GEAC Computer Corp. LTD*...................        41,200          645,638
  Tech Data Corp.*...........................       256,000        4,288,000
  U.S. Office Products Co.*..................        81,700        2,532,700
                                                                ------------
                                                                   8,121,738
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $415,151,661)......................................      575,781,838
                                                                ------------

                                            PRINCIPAL
                                             AMOUNT       VALUE

---------------------------------------------------------

COMMERCIAL PAPER -- 2.4%
------------------------------------------
  Associates
    Corporation of
    America
    5.43%,
    04/01/96 (Cost
    $14,134,735)..  $14,139,000 $14,134,735
                                ----------
TOTAL INVESTMENTS -- 101.0%
  (Cost $429,286,396).........  $589,916,573
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (1.0%)............  (5,830,191)
                                ----------
NET ASSETS -- 100.0%..........  $584,086,382
                                ----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.0%
----------------------------------------------

AIRLINES -- 2.0%
  Comair Holdings, Inc.......................         101,550     $ 3,528,862
  Southwest Airlines Co......................         160,000       4,740,000
                                                                  -----------
                                                                    8,268,862
                                                                  -----------
ALCOHOLIC BEVERAGES -- 1.2%
  Panamerican Beverages, Inc. Class B........         125,000       5,046,875
                                                                  -----------
APPAREL -- 4.5%
  Gucci Group NV*............................         170,000       8,160,000
  Nike, Inc. Class B.........................          72,300       5,874,375
  Tommy Hilfiger Corp.*......................         110,000       5,046,250
                                                                  -----------
                                                                   19,080,625
                                                                  -----------
AUTOMOBILES -- 1.2%
  Chrysler Corp..............................          79,500       4,948,875
                                                                  -----------
BIOTECHNOLOGY -- 5.5%
  Amgen, Inc.*...............................          93,800       5,452,125
  Biochem Pharma, Inc.*......................         159,500       6,539,500
  Biogen, Inc.*..............................          63,300       3,766,350
  Genetics Institute, Inc.*..................          70,000       4,567,500
  IDEXX Laboratories, Inc.*..................          72,000       3,024,000
                                                                  -----------
                                                                   23,349,475
                                                                  -----------
BROADCASTING -- 3.6%
  British Sky Broadcasting Sponsored ADR
    (United Kingdom).........................          77,200       3,097,650
  Infinity Broadcasting Corp. Class A*.......         108,150       4,691,006
  Tele-Communications, Inc. Class A* Liberty
    Media Group..............................         101,100       2,666,513
  Tele-Communications, Inc. Class A* TCI
    Group....................................         249,900       4,638,769
                                                                  -----------
                                                                   15,093,938
                                                                  -----------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

CATALOG/OUTLET STORES -- 1.1%
  Viking Office Products, Inc.*..............          85,000     $ 4,728,125
                                                                  -----------
COMPUTERS/OFFICE AUTOMATION -- 7.8%
  Ceridian Corp.*............................         156,300       6,720,900
  Cisco Systems, Inc.*.......................         128,000       5,936,000
  Computer Sciences Corp.*...................          74,600       5,249,975
  Newbridge Networks Corp.*..................          85,800       4,826,250
  Solectron Corp.*...........................          95,000       4,180,000
  Sun Microsystems, Inc.*....................          84,700       3,705,625
  3 Com Corp.*...............................          58,400       2,328,700
                                                                  -----------
                                                                   32,947,450
                                                                  -----------
DEPARTMENT/DISCOUNT STORES -- 1.3%
  Kohls Corp.*...............................          85,000       5,386,875
                                                                  -----------
DRUGS/PHARMACEUTICALS -- 1.4%
  Elan Corp. PLC ADR*........................          28,200       1,811,850
  Genzyme Corp. -- General Division*.........          14,400         792,000
  Watson Pharmaceuticals, Inc.*..............          77,600       3,104,000
                                                                  -----------
                                                                    5,707,850
                                                                  -----------
ELECTRONIC DATA PROCESSING -- 1.1%
  First Data Corp............................          66,977       4,721,879
                                                                  -----------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.4%
  Fore Systems, Inc.*........................          80,000       5,720,000
                                                                  -----------
ENTERTAINMENT -- 0.9%
  Viacom, Inc. Class B*......................          86,500       3,643,813
                                                                  -----------
FINANCE COMPANIES -- 0.5%
  Green Tree Financial Corp..................          61,000       2,096,875
                                                                  -----------
FINANCIAL SERVICES -- 0.1%
  Advanta Corp...............................          10,600         551,200
                                                                  -----------
FOOD CHAINS -- 1.8%
  Safeway, Inc.*.............................         258,400       7,364,400
                                                                  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CORE
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

GAMBLING -- 4.2%
  International Game Technology..............         350,000     $ 4,768,750
  ITT Corp.*.................................         131,200       7,872,000
  Mirage Resorts, Inc.*......................         111,200       4,878,900
                                                                  -----------
                                                                   17,519,650
                                                                  -----------
HOMEBUILDING -- 0.6%
  Pulte Corp.................................          89,800       2,413,375
                                                                  -----------
HOSPITALS -- 2.5%
  Columbia HCA Healthcare Corp...............          98,000       5,659,500
  Tenet Healthcare Corp.*....................         225,000       4,725,000
                                                                  -----------
                                                                   10,384,500
                                                                  -----------
LODGING -- 3.4%
  HFS, Inc.*.................................         156,400       7,604,950
  Host Marriott Corp.*.......................         237,700       3,208,950
  Renaissance Hotel Group*...................         166,000       3,569,000
                                                                  -----------
                                                                   14,382,900
                                                                  -----------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 2.6%
  Healthsource, Inc.*........................         160,000       6,200,000
  United Healthcare Corp.*...................          74,300       4,569,450
                                                                  -----------
                                                                   10,769,450
                                                                  -----------
MEDICAL SUPPLIES -- 4.1%
  Boston Scientific Corp.*...................         122,700       5,644,200
  Medtronic, Inc.............................          34,600       2,063,025
  Nellcor Puritan Bennett, Inc.*.............          76,000       4,883,000
  Omnicare, Inc..............................          90,000       4,848,750
                                                                  -----------
                                                                   17,438,975
                                                                  -----------
OIL/GAS PRODUCTION -- 2.3%
  Enron Oil & Gas Co.........................         120,000       3,165,000
  Mitchell Energy & Development Class B......          98,700       1,702,575

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Triton Energy Corp.*.......................          85,000     $ 4,738,750
                                                                  -----------
                                                                    9,606,325
                                                                  -----------
OILFIELD SERVICES/EQUIPMENT -- 4.2%
  BJ Services Co.*...........................         145,000       4,857,500
  Ensco International, Inc.*.................         140,000       3,902,500
  Tidewater, Inc.............................          92,400       3,511,200
  Western Atlas, Inc.*.......................          89,300       5,358,000
                                                                  -----------
                                                                   17,629,200
                                                                  -----------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.6%
  Accustaff, Inc.*...........................         330,000       8,332,500
  Corrections Corp. of America*..............         115,000       6,555,000
  CUC International, Inc.*...................         117,662       3,441,613
  MFS Communications, Inc.*..................          87,000       5,415,750
                                                                  -----------
                                                                   23,744,863
                                                                  -----------
OTHER CONSUMER SERVICES -- 1.0%
  America Online, Inc.*......................          74,400       4,166,400
                                                                  -----------
OTHER FINANCIAL SERVICES -- 2.6%
  Equifax, Inc...............................         232,600       4,681,075
  Sunamerica, Inc............................         127,650       6,430,369
                                                                  -----------
                                                                   11,111,444
                                                                  -----------
PROPERTY -- CASUALTY INSURERS -- 1.3%
  Allstate Corp..............................         127,700       5,379,362
                                                                  -----------
RECREATION PRODUCTS -- 1.3%
  Harley-Davidson, Inc.......................         140,000       5,442,500
                                                                  -----------
SOFTWARE -- 6.9%
  Baan Co. NV*...............................          96,000       5,532,000
  Cadence Design Systems, Inc.*..............         200,250       8,836,031
  Informix Corp.*............................         140,000       3,692,500
  Oracle Corp.*..............................          47,050       2,217,231
  Parametric Technology Corp.*...............         117,000       4,577,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SOFTWARE (CONTINUED)
  Synopsys, Inc.*............................         146,100     $ 4,675,200
                                                                  -----------
                                                                   29,530,587
                                                                  -----------
SPECIALTY CHAINS -- 5.7%
  Autozone, Inc.*............................         160,000       5,420,000
  Borders Group, Inc.*.......................         182,600       5,204,100
  Gap, Inc...................................         100,000       5,537,500
  Micro Warehouse,
    Inc.*....................................          37,000       1,535,500
  Staples, Inc.*.............................         323,100       6,583,163
                                                                  -----------
                                                                   24,280,263
                                                                  -----------
SPECIALTY INSURERS -- 0.7%
  MGIC Investment Corp. .....................          51,300       2,795,850
                                                                  -----------
TELECOMMUNICATIONS EQUIPMENT -- 4.0%
  Ascend Communications, Inc.*...............         100,000       5,387,500
  Aspect Telecommunications Corp.*...........         125,000       5,718,750
  ECI Telecommunications Limited.............         140,000       3,132,500
  Glenayre Technologies, Inc.*...............          66,875       2,557,969
                                                                  -----------
                                                                   16,796,719
                                                                  -----------
TELEPHONE -- 5.3%
  LCI International, Inc.*...................         250,400       6,134,800
  MCI Communications Corp....................         160,000       4,840,000
  Paging Network, Inc.*......................         175,300       4,382,500
  WorldCom, Inc.*............................         147,300       6,775,800
                                                                  -----------
                                                                   22,133,100
                                                                  -----------
WHOLESALE DISTRIBUTION -- 1.3%
  Danka Business Systems PLC Sponsored ADR
    (Argentina)..............................         131,300       5,547,425
                                                                  -----------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

TOTAL COMMON STOCKS
  (Cost $310,976,331)........................................
                                                                  $399,730,005
                                                                  -----------

                                                   PRINCIPAL
                                                    AMOUNT
-----------------------------------------------------------------------------
COMMERCIAL PAPER -- 4.1%
-----------------------------------------------------------------------------
  Associates Corporation of America
    5.43%, 04/01/96..........................     $ 2,995,000       2,994,097
  UBS Finance Delaware, Inc.
    5.43%, 04/01/96..........................      14,267,000      14,262,695
                                                                  -----------
TOTAL COMMERCIAL PAPER
  (Cost $17,256,792).........................................
                                                                   17,256,792
                                                                  -----------
-----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.9%
-----------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $7,835,000 at
    5.35%, (Agreement dated 03/29/96; to be
    repurchased at $7,838,493 on 04/01/96;
    collateralized by $5,615,000 U. S.
    Treasury Notes, 7.50% due 11/15/16)
    (Cost $7,835,000)........................     $ 7,835,000       7,835,000
                                                                  -----------
TOTAL INVESTMENTS -- 101.0%
  (Cost $336,068,123)........................................
                                                                  $424,821,797
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0%)..............
                                                                   (4,279,194)
                                                                  -----------
NET ASSETS -- 100.0%.........................................
                                                                  $420,542,603
                                                                  -----------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

INCOME &
GROWTH FUND                                 NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 11.7%
----------------------------------------------

COMPUTER/OFFICE AUTOMATION -- 3.8%
  General Motors Corp. Class E...............         63,048     $  3,593,736
  Seagate
    Technology, Inc.*........................         13,029          713,338
                                                                 ------------
                                                                    4,307,074
                                                                 ------------
HOSPITALS -- 0.0%
  Vencor, Inc.*..............................            384           13,248
                                                                 ------------
MANAGED HEALTHCARE -- 0.1%
  FHP International Corp.....................          2,510           70,280
                                                                 ------------
OTHER CONSUMER DURABLE -- 0.2%
  AJL Peps Trust.............................          8,610          191,573
                                                                 ------------
PIPELINES -- 1.3%
  Enron Corp.................................         56,105        1,423,664
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 3.0%
  Cali Realty Co.............................         39,920          893,210
  Equity Inns, Inc...........................         43,700          557,175
  Reckson Associates Realty Corp.............         49,530        1,516,856
  Weeks Corp.................................         16,820          420,500
                                                                 ------------
                                                                    3,387,741
                                                                 ------------
TELECOMMUNICATIONS -- 2.1%
  Ericsson Telephone Co. ADR.................        788,900        2,342,047
  MFS
    Communications, Inc.*....................            473           29,444
                                                                 ------------
                                                                    2,371,491
                                                                 ------------
TELEPHONE -- 1.2%
  Nortel Inversora SA*.......................         31,200        1,310,400
TOTAL COMMON STOCKS
  (Cost $10,302,111)........................................       13,075,471
                                                                 ------------
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED
 STOCKS -- 12.6%
-----------------------------------------------------------------------------
ELECTRONIC DATA PROCESSING -- 1.0%
  Ceridian Corp., 5.50%......................         11,195        1,080,318
                                                                 ------------

                                            NUMBER
                                           OF SHARES       VALUE

---------------------------------------------------------

INVESTMENT COMPANIES -- 1.3%
  Merrill Lynch & Co., Inc. (STRYPES),
    6.50%....................................         27,930     $  1,487,273
                                                                 ------------
MEDICAL SUPPLIES -- 0.3%
  United States Surgical Corp. Series A,
    $2.20....................................         10,920          356,265
                                                                 ------------
MULTI-LINE INSURERS -- 0.3%
  Allstate Corp., 6.75%......................          9,720          379,080
                                                                 ------------
OIL/GAS PRODUCTION -- 2.9%
  Occidental Petroleum Corp., $3.00..........         23,800        1,490,475
  Williams Co................................         20,595        1,683,641
                                                                 ------------
                                                                    3,174,116
                                                                 ------------
OTHER CONSUMER SERVICES -- 2.6%
  SCI Finance LLC, $3.125....................         35,270        2,953,863
                                                                 ------------
TELECOMMUNICATIONS -- 1.7%
  MFS Communications Company, Inc., 8.0%*....         34,980        1,928,272
                                                                 ------------
WHOLESALE DISTRIBUTION -- 2.5%
  Alco Standard Corp. Series BB, $5.04.......         30,040        2,823,760
                                                                 ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $11,712,396)........................................       14,182,947
                                                                 ------------

                                                   PRINCIPAL
                                                      AMOUNT            VALUE
-----------------------------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS -- 70.5%
-----------------------------------------------------------------------------
ADVERTISING -- 2.9%
  Omnicom Group,++
    4.50%, 09/01/00..........................     $1,995,000        3,192,000
                                                                 ------------
BROADCASTING -- 0.5%
  Comcast Corp.++
    3.375%, 09/09/05.........................        560,000          526,400
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

COMPUTERS/OFFICE AUTOMATION -- 8.2%
  Applied Magnetics Corp.
    7.00%, 03/15/06..........................     $  650,000     $    689,000
  Conner Peripherals, Inc.
    6.50%, 03/01/02..........................        670,000          759,613
  Conner Peripherals, Inc.
    6.75%, 03/01/01..........................        245,000          258,781
  Danka Business Systems PLC+
    6.75%, 04/01/02..........................      1,500,000        2,405,625
  EMC Corp.
    4.25%, 01/01/01..........................      1,800,000        2,153,250
  Safeguard Scientifics
    6.00%, 02/15/03..........................      1,635,000        1,851,638
  Telxon Corp.
    5.75%, 01/01/03..........................      1,000,000        1,035,000
                                                                 ------------
                                                                    9,152,907
                                                                 ------------
DEPARTMENT/DISCOUNT STORES -- 1.1%
  Proffitt's, Inc.
    4.75%, 11/01/03..........................      1,315,000        1,268,975
                                                                 ------------
DRUGS/PHARMACEUTICALS -- 10.9%
  Cetus Corp.
    5.25%, 05/21/02..........................      1,375,000        1,400,781
  Elan International Finance*
    0.00%, 10/16/12..........................      2,485,000        1,727,075
  Ivax Corp.
    6.50%, 11/15/01..........................      2,095,000        2,168,325
  Nabi, Inc.
    6.50%, 02/01/03..........................      1,020,000        1,155,150
  Roche Holdings, Inc.*+ (LYONS)
    0.00%, 04/20/10..........................      2,460,000        1,113,150
  Sandoz Capital
    2.00%, 10/06/02..........................      2,370,000        2,642,550

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)
  Sepracor, Inc.+
    7.00%, 12/01/02..........................     $  850,000     $    869,125
  Smithkline Beecham++
    0.00%, 12/31/01..........................      1,400,000        1,107,750
                                                                 ------------
                                                                   12,183,906
                                                                 ------------
ELECTRONIC DATA PROCESSING -- 3.8%
  First Financial Management Corp.
    5.00%, 12/15/99..........................      1,835,000        3,130,969
  Automatic Data*
    0.00%, 02/20/12..........................      2,065,000        1,104,775
                                                                 ------------
                                                                    4,235,744
                                                                 ------------
ELECTRONIC INSTRUMENTS -- 2.7%
  ADT Operations, Inc.* (LYONS)
    0.00%, 07/06/10..........................      1,550,000          813,750
  Checkpoint Systems
    5.25%, 11/01/05..........................      1,145,000        1,668,981
  Checkpoint Systems Euro
    5.25%, 11/01/05..........................        395,000          577,688
                                                                 ------------
                                                                    3,060,419
                                                                 ------------
ENVIRONMENTAL SERVICES -- 2.7%
  U.S. Filter Corp.
    6.00%, 09/15/05..........................      2,150,000        2,620,312
  Sanifill, Inc.
    5.00%, 03/01/06..........................        420,000          413,175
                                                                 ------------
                                                                    3,033,487
                                                                 ------------
FOOD CHAINS -- 2.0%
  Starbucks Corp.
    4.25%, 11/01/02..........................      1,975,000        2,184,844
                                                                 ------------
HOME BUILDING -- 1.1%
  Continental Homes
    6.875%, 11/01/02.........................      1,060,000        1,208,400
                                                                 ------------
HOSPITALS -- 1.6%
  Healthsouth Corp.
    5.00%, 04/01/01..........................        435,000          835,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INCOME &
GROWTH FUND                                PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

HOSPITALS (CONTINUED)
  PHP Healthcare
    6.50%, 12/15/02..........................     $  900,000     $    983,250
                                                                 ------------
                                                                    1,818,450
                                                                 ------------
INSURANCE SERVICES -- 2.3%
  American Travellers
    6.50%, 10/01/05..........................      1,065,000        1,566,881
  Mutual Risk Management*
    0.00%, 10/30/15..........................      2,560,000        1,036,800
                                                                 ------------
                                                                    2,603,681
                                                                 ------------
INVESTMENTS -- 0.7%
  Aames Financial Corp.
    5.50%, 03/15/06..........................        780,000          810,225
                                                                 ------------
LODGING -- 0.5%
  Marriott International*
    0.00%, 03/25/11..........................      1,100,000          583,000
                                                                 ------------
MACHINERY/EQUIPMENT -- 2.9%
  Thermo Electron Corp.
    4.25%, 01/01/03..........................      2,605,000        3,242,300
MANAGED HEALTHCARE -- 2.8%
  Tenet Healthcare Corp.
    6.00%, 12/01/05..........................      1,305,000        1,448,550
  Healthsource, Inc.+
    5.00%, 03/01/03..........................      1,610,000        1,666,350
                                                                 ------------
                                                                    3,114,900
                                                                 ------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.5%
  Phycor, Inc.
    4.50%, 02/15/03..........................      1,640,000        1,640,000
                                                                 ------------
OIL/GAS PRODUCTION -- 2.6%
  Noble Affiliates, Inc.
    4.25%, 11/01/03..........................      2,120,000        2,183,600

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------

OIL/GAS PRODUCTION (CONTINUED)
  Pride Petroleum
    Services, Inc.
    6.25%, 02/15/06..........................     $  520,000     $    676,000
                                                                 ------------
                                                                    2,859,600
                                                                 ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 3.1%
  Career Horizons+
    7.00%, 11/01/02..........................        520,000          949,650
  Olsten Corp.
    4.875%, 05/15/03.........................        880,000        1,218,800
  Youth Services International
    7.00%, 02/01/06..........................      1,000,000        1,330,000
                                                                 ------------
                                                                    3,498,450
                                                                 ------------
OTHER PRODUCTION/MANUFACTURING -- 1.2%
  ALFA S.A. Convertible Debenture+
    8.00%, 09/15/00..........................      1,400,000        1,394,750
                                                                 ------------
PIPELINES -- 0.9%
  SFP Pipeline Holdings, Inc.*++
    0.00%, 08/15/10..........................        740,000          984,200
                                                                 ------------
PUBLISHING -- 2.3%
  News America Holdings* 0.00%, 03/11/13.....      5,270,000        2,575,712
                                                                 ------------
REGIONAL BANKS -- 1.9%
  Fifth Third Bancorp
    4.25%, 01/15/98..........................      1,550,000        2,123,500
                                                                 ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 2.8%
  3Com Corp.
    10.25%, 11/01/01.........................        955,000        1,353,713
  Analog Devices
    3.50%, 12/01/00..........................      1,260,000        1,499,400
  Emerson Radio
    8.50%, 08/15/02..........................        284,000          238,560
                                                                 ------------
                                                                    3,091,673
                                                                 ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------
CONVERTIBLE CORPORATE
 BONDS (Continued)
----------------------------------------------

SPECIALTY CHAINS -- 2.1%
  Staples Inc.+
    4.50%, 10/01/00..........................     $2,099,000     $  2,329,890
                                                                 ------------
SOAPS/COSMETICS -- 0.6%
  Alberto Culver Corp.
    5.50%, 06/30/05..........................        215,000          267,675
  Alberto Culver Corp., Euro.
    5.50%, 06/30/05..........................        285,000          362,663
                                                                 ------------
                                                                      630,338
                                                                 ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.7%
  Motorola, Inc.* (LYONS)
    0.00%, 09/27/13..........................      2,555,000        1,897,087
                                                                 ------------
TELEPHONE -- 2.6%
  LDDS
    Communications, Inc.
    5.00%, 08/15/03..........................      1,435,000        1,793,750
  U.S. West, Inc.*
    0.00%, 06/25/11..........................      3,255,000        1,131,112
                                                                 ------------
                                                                    2,924,862
                                                                 ------------
WHOLESALE DISTRIBUTION -- 0.5%
  U.S. Office Products
    5.50%, 02/01/01..........................        480,000          588,000
                                                                 ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $69,736,419)........................................       78,757,700
                                                                 ------------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------

COMMERCIAL PAPER -- 4.9%
-----------------------------------------------------------------------------
  Associates Corporation of America
    5.43%, 04/01/96
    (Cost $5,466,350)........................     $5,468,000     $  5,466,350
                                                                 ------------
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
-----------------------------------------------------------------------------
  J.P. Morgan & Co., Inc.....................
  $100,000 at 5.35%, (Agreement dated
    03/29/96, to be repurchased at $100,045
    on 04/01/96; collateralized by $73,000
    U.S. Treasury Notes, 10.625% due
    08/15/15)
  (Cost $100,000)............................        100,000          100,000
                                                                 ------------
TOTAL INVESTMENTS -- 99.8%
  (Cost $97,317,276)........................................     $111,582,468
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%...............
                                                                      175,468
                                                                 ------------
NET ASSETS -- 100.0%........................................     $111,757,936
                                                                 ------------

------------
* Non-income producing security.
+ Rule 144A restricted security.
++ Variable rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS -- 57.4%
----------------------------------------------

AIRLINES -- 0.7%
  Continental Airlines Holding,
    Inc.*............................          3,100     $   174,762
                                                         -----------
BIOTECHNOLOGY -- 1.3%
  Liposome Co., Inc.*................          7,300         152,387
  Medtronic, Inc.....................          2,500         149,062
                                                         -----------
                                                             301,449
                                                         -----------
BUILDING MATERIALS -- 0.7%
  Texas Industries, Inc..............          2,600         165,425
                                                         -----------
COMMERCIAL/INDUSTRIAL SERVICES -- 2.2%
  Corrections Corp. of America*......          3,400         193,800
  Primark Corp.*.....................          4,000         148,000
  Quintiles Transnational Corp.*.....          2,800         182,000
                                                         -----------
                                                             523,800
                                                         -----------
COMPUTERS/OFFICE AUTOMATION -- 3.8%
  Adaptec, Inc.*.....................          3,400         164,050
  Bay Networks, Inc.*................          3,150          96,862
  Cabletron Systems, Inc.*...........          1,200          79,500
  HBO & Company......................          1,800         169,650
  Iomega Corp.*......................         11,700         299,812
  Komag, Inc.*.......................          4,400         106,700
                                                         -----------
                                                             916,574
                                                         -----------
CONSUMER SERVICES -- 0.4%
  Robert Half International, Inc.*...          2,100         102,113
                                                         -----------
CONTRACT DRILLING -- 2.0%
  Reading & Bates Corp.*.............         13,600         268,600
  Sonat Offshore Drilling Co.........          3,900         198,900
                                                         -----------
                                                             467,500
                                                         -----------
DEPARTMENT/DISCOUNT STORES -- 0.7%
  Ross Stores, Inc...................          7,200         180,900
                                                         -----------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

DRUG CHAINS -- 0.2%
  Longs Drug Store Corp..............            900     $    42,525
                                                         -----------
DRUGS/PHARMACEUTICALS
  -- 0.8%
  Gilead Sciences, Inc.*.............          2,200          63,250
  Watson Pharmaceuticals, Inc.*......          3,300         132,000
                                                         -----------
                                                             195,250
                                                         -----------
ELECTRONIC DATA PROCESSING
  -- 0.7%
  Seagate Technology, Inc.*..........          3,000         164,250
                                                         -----------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 2.3%
  BMC Industries, Inc................          6,500         139,750
  C-Cube Microsystems, Inc.*.........          2,300         120,750
  Cognex Corp.*......................          4,400         112,750
  Electroglas, Inc.*.................          4,000          61,500
  Macromedia, Inc.*..................          3,000         128,250
                                                         -----------
                                                             563,000
                                                         -----------
ENTERTAINMENT -- 1.2%
  Gtech Holding*.....................          4,500         139,500
  Regal Cinemas, Inc.*...............          4,100         151,700
                                                         -----------
                                                             291,200
                                                         -----------
FINANCIAL COMPANIES
  -- 1.3%
  Green Tree Financial Corp..........          4,700         161,562
  Salomon, Inc.......................          4,000         150,000
                                                         -----------
                                                             311,562
                                                         -----------
GAMBLING -- 0.5%
  Grand Casinos, Inc.*...............          3,750         112,500
                                                         -----------
INSURANCE AGENTS/BROKERS -- 0.7%
  Conseco, Inc.......................          2,200         159,225
                                                         -----------
INVESTMENT COMPANIES -- 3.8%
  Bear Stearns Co....................          6,100         150,975

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

INVESTMENT COMPANIES (CONTINUED)
  Lehman Brothers Holdings, Inc......          5,200     $   139,100
  The Money Store, Inc...............          6,500         181,188
  Morgan Stanley Group, Inc..........          2,800         144,900
  Student Loan Marketing
    Association......................          1,800         137,700
  Sunamerica, Inc....................          2,900         146,088
                                                         -----------
                                                             899,951
                                                         -----------
LIFE INSURERS -- 1.2%
  Penncorp Financial.................          4,000         126,000
  Reinsurance Group of America.......          4,300         157,488
                                                         -----------
                                                             283,488
                                                         -----------
LODGING -- 1.3%
  HFS, Inc.*.........................          3,400         165,325
  Hilton Hotels Corp.................          1,500         141,000
                                                         -----------
                                                             306,325
                                                         -----------
MANAGED HEALTHCARE -- 0.7%
  Health Management Associates,
    Inc.*............................          4,600         161,000
                                                         -----------
MEDICAL SUPPLIES -- 3.1%
  Boston Scientific Corp.*...........          3,900         179,400
  IDEXX Laboratories, Inc.*..........          2,800         117,600
  Mentor Corp........................          5,100         119,212
  Nellcor Puritan Bennett, Inc.*.....          2,700         173,475
  Target Therapeutics, Inc.*.........          2,700         163,688
                                                         -----------
                                                             753,375
                                                         -----------
MILITARY/DEFENSE TECHNOLOGY -- 0.4%
  Harsco Corp........................          1,400          92,750
                                                         -----------

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

MONEY-CENTER BANKS -- 0.4%
  North Fork Bancorporation, Inc.....          4,100     $    97,888
                                                         -----------
MULTI-LINE INSURERS -- 1.7%
  Fremont General Corp...............          5,350         126,394
  Loews Corp.........................          1,800         136,125
  Old Republic International Corp....          4,200         136,500
                                                         -----------
                                                             399,019
                                                         -----------
OILFIELD SERVICES/EQUIPMENT -- 2.1%
  Camco International, Inc...........          4,700         148,050
  Chesapeake Energy Corp.*...........          3,300         152,625
  Tidewater, Inc.....................          5,000         190,000
                                                         -----------
                                                             490,675
                                                         -----------
OIL/GAS PRODUCTION -- 1.8%
  Noram Energy Corp..................         15,400         142,450
  Valero Energy Corp.................          5,100         125,588
  Williams Companies, Inc............          3,200         161,200
                                                         -----------
                                                             429,238
                                                         -----------
OTHER FINANCIAL SERVICES -- 1.2%
  First USA, Inc.....................          2,600         147,225
  MBNA Corp..........................          4,800         142,200
                                                         -----------
                                                             289,425
                                                         -----------
PUBLISHING -- 1.1%
  Gartner Group, Inc.*...............          2,600         158,600
  Meredith Corp......................          2,500         103,125
                                                         -----------
                                                             261,725
                                                         -----------
SAVINGS & LOAN ASSOCIATIONS -- 1.3%
  Charter One Financial, Inc.........          4,600         155,250
  TCF Financial Corp.................          4,400         159,500
                                                         -----------
                                                             314,750
                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

BALANCED
GROWTH FUND                                  NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 5.9%
  Altera Corp.*......................          9,400     $   525,225
  Applied Materials,
    Inc.*............................          2,600          90,675
  Atmel Corp.*.......................         11,000         280,500
  Kent Electronics Corp.*............          5,000         176,875
  Lattice Semiconductor Corp.*.......          2,400          68,100
  Maxim Integrated Products, Inc.*...          3,800         117,800
  S3, Inc.*..........................          2,100          25,069
  Xilinx, Inc.*......................          3,600         114,300
                                                         -----------
                                                           1,398,544
                                                         -----------
SOFTWARE -- 5.3%
  American Online, Inc.*.............          2,600         145,600
  Cadence Design Systems, Inc.*......          3,400         150,025
  Cisco Systems, Inc.*...............          3,200         148,400
  Computer Associates International,
    Inc..............................          1,900         136,088
  McAfee Associates, Inc.*...........          2,800         153,300
  Pairgain Technologies, Inc.*.......          2,700         174,825
  Peoplesoft, Inc.*..................          2,700         155,250
  Structural Dynamics Research
    Corp.*...........................          5,800         195,750
                                                         -----------
                                                           1,259,238
                                                         -----------
SPECIALTY CHAINS -- 0.6%
  Staples, Inc.*.....................          7,200         146,700
                                                         -----------
TELECOMMUNICATIONS EQUIPMENT -- 6.0%
  Ascend Communications, Inc.*.......         13,600         732,700
  Aspect
    Telecommunications, Inc.*........          3,700         169,275

                                             NUMBER
                                            OF SHARES       VALUE

---------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT
  (CONTINUED)
  Cascade Communications, Inc.*......          1,700     $   152,575
  Picturetel Corp.*..................          3,300         102,300
  U.S. Robotics Corp.*...............          2,200         284,350
                                                         -----------
                                                           1,441,200
                                                         -----------
TOTAL COMMON STOCKS
  (Cost $10,831,736)................................      13,697,326
                                                         -----------

                                          PRINCIPAL
                                            AMOUNT
--------------------------------------------------------------------
CORPORATE BONDS -- 18.3%
--------------------------------------------------------------------
CLOTHING CHAINS -- 4.2%
  TJX Companies, Inc.
    6.625%, 06/15/00.................     $1,000,000         990,038
                                                         -----------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.8%
  Foodmaker, Inc.
    9.25%, 03/01/99..................        200,000         196,506
                                                         -----------
ELECTRIC UTILITIES -- 5.2%
  Tennessee Valley Authority Note
    6.375%, 06/15/05.................      1,250,000       1,234,375
                                                         -----------
FINANCIAL SERVICES -- 2.8%
  Penncorp Financial Group
    9.250%, 12/15/03.................        650,000         656,500
                                                         -----------
GAMBLING -- 0.6%
  Bally's Grand, Inc.
    10.375%, 12/15/03................        150,000         153,755
                                                         -----------
OIL/GAS PRODUCTION -- 0.8%
  Mesa Capitol Corp.+
    0.000%, 06/30/98.................        200,000         196,010
                                                         -----------
RETAIL/FOOD DISTRIBUTION -- 0.9%
  Doskocil Cos., Inc.
    9.75%, 07/15/00..................        200,000         207,760
                                                         -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------
CORPORATE BONDS (Continued)
----------------------------------------------

SOAPS/COSMETICS -- 0.6%
  Revlon Consumer Products Corp.
    10.500%, 02/15/03................     $  150,000     $   152,438
                                                         -----------
SPECIALTY CHAINS -- 1.2%
  CompUSA, Inc.
    9.500%, 06/15/00.................        150,000         149,629
  Orchard Supply Hardware, Inc.
    9.375%, 02/15/02.................        150,000         145,880
                                                         -----------
                                                             295,509
                                                         -----------
TELECOMMUNICATIONS -- 1.2%
  Telemundo Group, Inc.
    7.000%, 02/15/06.................         75,000          68,159
  Winstar Communications*+
    0.000%, 10/15/05.................        375,000         216,950
                                                         -----------
                                                             285,109
                                                         -----------
TOTAL CORPORATE BONDS
  (Cost $4,359,289).................................       4,368,000
                                                         -----------

                                           PRINCIPAL
                                            AMOUNT         VALUE

---------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 18.7%
--------------------------------------------------------------------
U.S. TREASURY BONDS
    8.125%, 08/15/21.................     $  690,000     $   792,327
                                                         -----------
U.S. TREASURY NOTES
    6.250%, 08/31/00.................      1,000,000       1,004,900
    7.500%, 11/15/01.................      1,500,000       1,592,685
    7.500%, 05/15/02.................      1,000,000       1,065,290
                                                         -----------
                                                           3,662,875
                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,584,907).................................       4,455,202
                                                         -----------
--------------------------------------------------------------------
COMMERCIAL PAPER -- 3.6%
--------------------------------------------------------------------
  Associates Corporation of America
    5.43%, 04/01/96
    (Cost $853,742)..................        854,000         853,742
                                                         -----------
TOTAL INVESTMENTS -- 98.0%
  (Cost $20,629,674)................................     $23,374,270
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.0%.......
                                                             470,281
                                                         -----------
NET ASSETS -- 100.0%................................     $23,844,551
                                                         -----------

------------
* Non-income producing security.
+ Variable rate security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

GOVERNMENT
INCOME FUND                                   PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 65.6%
----------------------------------------------

U.S. TREASURY NOTES
  6.250%, 08/31/00...........................     $1,100,000     $1,105,390
  7.500%, 11/15/01...........................      1,100,000      1,167,969
  7.500%, 05/15/02...........................        620,000        660,480
                                                                 ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,011,192).........................................      2,933,839
                                                                 ----------
---------------------------------------------------------------------------
CORPORATE BONDS -- 16.7%
---------------------------------------------------------------------------
CIGNA CORPORATION -- 7.5%
    7.650%, 03/01/23.........................        350,000        337,313
TELECOMMUNICATIONS -- 9.2%
    10.125%, 04/15/22........................        350,000        409,937
                                                                 ----------
TOTAL CORPORATE BONDS
  (Cost $719,205)...........................................        747,250
                                                                 ----------

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

AGENCY OBLIGATIONS -- 11.0%
---------------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY
  6.375%, 06/15/05
  (Cost $518,200)............................     $  500,000     $  493,750
                                                                 ----------
---------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.9%
---------------------------------------------------------------------------
ASSOCIATES CORPORATION OF AMERICA
  5.43%, 04/01/96
  (Cost $132,000)............................        132,000        132,000
                                                                 ----------
---------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.2%
---------------------------------------------------------------------------
J.P. MORGAN & CO., INC.
  $100,000 at 5.35%,
  (Agreement dated 3/29/96; to be repurchased at $100,045 on
    4/1/96; collateralized by $73,000 U.S. Treasury Note,
    10.625% due 08/15/15)
  (Cost $100,000)............................        100,000        100,000
                                                                 ----------
TOTAL INVESTMENTS -- 98.4%..................................
  (Cost $4,480,597)..........................                    $4,406,839
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.60%..............
                                                                     71,155
                                                                 ----------
NET ASSETS -- 100.00%                                            $4,477,994
                                                                 ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

MONEY
MARKET FUND                                  PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
AGENCY OBLIGATIONS -- 41.7%
----------------------------------------------

FEDERAL HOME LOAN BANK DISCOUNT NOTES -- 31.7%
  5.48%, 06/13/96............................     $ 150,000     $  148,333
  5.32%, 07/03/96............................       100,000         98,626
  5.38%, 07/03/96............................       250,000        246,525
  5.41%, 07/12/96............................       100,000         98,467
  5.29%, 07/26/96............................       125,000        122,869
  4.91%, 08/28/96............................       100,000         97,968
  5.14%, 10/25/96............................       100,000         97,045
  5.12%, 12/17/96............................       100,000         96,302
                                                                ----------
                                                                 1,006,135
                                                                ----------
FEDERAL FARM CREDIT BANK DISCOUNT NOTES -- 10.0%
  5.17%, 09/03/96............................       150,000        146,661
  5.08%, 09/11/96............................       100,000         97,709
  5.20%, 11/15/96............................        75,000         72,530
                                                                ----------
                                                                   316,900
                                                                ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,323,035)........................................      1,323,035
                                                                ----------

                                             PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

REPURCHASE AGREEMENT -- 58.8%
--------------------------------------------------------------------------
  J. P. Morgan & Co. $1,865,000 at 5.35%
    (Agreement dated 03/29/96, to be
    repurchased) at $1,865,831
    on 04/01/96; collateralized by $1,381,000
    U. S. Treasury Notes 11.625% due
    11/15/04) (Cost $1,865,000)..............     $1,865,000    $1,865,000
                                                                ----------
TOTAL INVESTMENTS -- 100.5%
  (Cost $3,188,035)........................................     $3,188,035
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.5%)...................................        (14,188)
                                                                ----------
NET ASSETS -- 100.0%.......................................     $3,173,847
                                                                ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF MARCH 31, 1996

                                                EMERGING         CORE         INCOME &       BALANCED    GOVERNMENT      MONEY
                                                 GROWTH         GROWTH         GROWTH         GROWTH       INCOME       MARKET
                                                  FUND           FUND           FUND           FUND         FUND         FUND
                                              -----------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................  $ 589,916,573  $ 424,821,797  $ 111,582,468  $ 23,374,270   $4,406,839  $ 3,188,035
  Cash......................................          6,624        104,687      1,068,976         1,215         804           925
  Receivable for investment securities
    sold....................................      8,892,675      6,485,822      1,054,430       232,027          --            --
  Receivable for interests sold.............      1,781,237      1,065,892        435,420       105,206      30,831            --
  Dividends receivable......................         79,939         63,712        111,346         3,164          --            --
  Interest receivable.......................          4,265          8,701        799,241       177,304      82,891           831
  Due from advisor..........................             --             --             --            --      16,215        18,467
  Deferred organization costs...............         22,962         31,883         15,812        11,280      10,375         9,491
  Other assets..............................          8,958          2,990            730            48          --           120
                                              -----------------------------------------------------------------------------------
      Total assets..........................    600,713,233    432,585,484    115,068,423    23,904,514   4,547,955     3,217,869
                                              -----------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities
    purchased...............................      4,605,614     11,360,399      3,052,126            --          --            --
  Payable for interests repurchased.........     11,374,104        303,649        131,446        30,270      22,974            --
  Due to advisor............................             --             --            192            --      24,688        24,688
  Accrued expenses..........................        647,133        378,833        126,723        29,693      22,299        19,334
                                              -----------------------------------------------------------------------------------
      Total liabilities.....................     16,626,851     12,042,881      3,310,487        59,963      69,961        44,022
                                              -----------------------------------------------------------------------------------
NET ASSETS..................................  $ 584,086,382  $ 420,542,603  $ 111,757,936  $ 23,844,551   $4,477,994  $ 3,173,847
                                              -----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital...........................  $ 405,315,616  $ 313,544,763  $  82,905,884  $ 18,981,131   $3,797,724  $ 3,174,172
  Accumulated net investment income
    (deficit)...............................     (6,202,213)      (683,173)    11,637,836     1,409,039     755,564            --
  Accumulated net realized gain (loss)......     24,342,802     18,927,339      2,949,024       709,785      (1,536)         (325)
  Net unrealized appreciation (depreciation)
    of investments..........................    160,630,177     88,753,674     14,265,192     2,744,596     (73,758)           --
                                              -----------------------------------------------------------------------------------
      Net assets............................  $ 584,086,382  $ 420,542,603  $ 111,757,936  $ 23,844,551   $4,477,994  $ 3,173,847
                                              -----------------------------------------------------------------------------------
*Investments, at cost.......................  $ 429,286,396  $ 336,068,123  $  97,317,276  $ 20,629,674   $4,480,597  $ 3,188,035
                                              -----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1996

                                                EMERGING         CORE         INCOME &     BALANCED    GOVERNMENT     MONEY
                                                 GROWTH         GROWTH         GROWTH       GROWTH       INCOME      MARKET
                                                  FUND           FUND           FUND         FUND         FUND        FUND
                                              -------------------------------------------------------------------------------
INVESTMENT INCOME
  Income:
    Dividends...............................  $   1,179,992  $   1,114,996  $  1,152,827  $   112,176   $      --   $      --
    Interest................................      1,620,601      1,157,351     3,989,027      741,327     321,658     217,637
                                              -------------------------------------------------------------------------------
      Total income..........................      2,800,593      2,272,347     5,141,854      853,503     321,658     217,637
                                              -------------------------------------------------------------------------------
  Expenses:
    Advisory fee............................      5,190,853      2,563,061       789,222      169,416      20,408       9,402
    Accounting fee..........................        172,731        138,472        76,569       75,000      75,000      75,000
    Administration fee......................         35,001        118,532        36,632        7,859       1,663       1,311
    Audit & tax services....................        136,316         93,588        26,856        6,295       1,207       8,421
    Custodian fee...........................        151,066         64,667        31,624       27,384      15,220      16,346
    Insurance...............................          9,983          9,416         2,796          681         158         105
    Legal fee...............................          8,636          8,990         2,913          617         135         954
    Miscellaneous...........................         24,391          3,943        10,451        7,746       3,773       4,924
    Organization costs......................          8,539         15,585         7,730        5,516       5,073         111
    Trustees' fee...........................          8,450          8,450         8,450        8,450       8,451       3,673
                                              -------------------------------------------------------------------------------
      Total expenses........................      5,745,966      3,024,704       993,243      308,964     131,088     120,247
      Less: Reimbursement to (from)
        advisor.............................             --             --         6,439      (94,370)   (101,143)   (103,377)
                                              -------------------------------------------------------------------------------
      Net expenses..........................      5,745,966      3,024,704       999,682      214,594      29,945      16,870
                                              -------------------------------------------------------------------------------
      Net investment income (deficit).......     (2,945,373)      (752,357)    4,142,172      638,909     291,713     200,767
                                              -------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) from security
    transactions............................     78,797,996     50,587,998    10,319,301    2,837,068     363,388        (325)
  Change in net unrealized appreciation
    (depreciation) of investments...........     91,635,716     52,583,826    10,732,341      742,010    (175,424)         --
                                              -------------------------------------------------------------------------------
    Net gain (loss) on investments..........    170,433,712    103,171,824    21,051,642    3,579,078     187,964        (325)
                                              -------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS................................  $ 167,488,339  $ 102,419,467  $ 25,193,814  $ 4,217,987   $ 479,677   $ 200,442
                                              -------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                         EMERGING GROWTH                       CORE GROWTH
                                ---------------------------------   ---------------------------------
                                    FOR THE           FOR THE           FOR THE           FOR THE
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996    MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $    (2,945,373)  $    (2,224,592)  $      (752,357)  $       136,431
    Net realized gain (loss)
      from security
      transactions............       78,797,996       (48,388,925)       50,587,998       (27,617,865)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............       91,635,716        88,372,950        52,583,826        36,375,233
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............      167,488,339        37,759,433       102,419,467         8,893,799
                                ---------------------------------------------------------------------
  DISTRIBUTIONS TO PARTNERS
    Net investment income.....               --                --                --                --
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS:
    Contributions by
      partners................      107,044,506        77,212,401       113,757,799        76,785,761
    Withdrawals by partners...     (161,495,614)      (57,696,150)      (79,489,585)      (91,624,360)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (54,451,108)       19,516,251        34,268,214       (14,838,599)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      113,037,231        57,275,684       136,687,681        (5,944,800)
NET ASSETS:
  BEGINNING OF PERIOD.........      471,049,151       413,773,467       283,854,922       289,799,722
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   584,086,382   $   471,049,151   $   420,542,603   $   283,854,922
                                ---------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         INCOME & GROWTH                     BALANCED GROWTH
                                ---------------------------------   ---------------------------------
                                    FOR THE           FOR THE           FOR THE           FOR THE
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996    MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $     4,142,172   $     5,103,250   $       638,909   $       477,083
    Net realized gain (loss)
      from security
      transactions............       10,319,301       (13,408,682)        2,837,068        (1,500,269)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............       10,732,341         5,539,419           742,010         1,850,658
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............       25,193,814        (2,766,013)        4,217,987           827,472
                                ---------------------------------------------------------------------
  DISTRIBUTIONS TO PARTNERS
    Net investment income.....               --                --                --                --
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS:
    Contributions by
      partners................       15,608,507        32,875,977         4,914,004         4,819,959
    Withdrawals by partners...      (35,130,807)      (42,582,471)       (7,102,941)       (6,527,607)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (19,522,300)       (9,706,494)       (2,188,937)       (1,707,648)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        5,671,514       (12,472,507)        2,029,050          (880,176)
NET ASSETS:
  BEGINNING OF PERIOD.........      106,086,422       118,558,929        21,815,501        22,695,677
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   111,757,936   $   106,086,422   $    23,844,551   $    21,815,501
                                ---------------------------------------------------------------------

                                        GOVERNMENT INCOME                     MONEY MARKET
                                ---------------------------------   ---------------------------------
                                    FOR THE           FOR THE           FOR THE           FOR THE
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996    MARCH 31, 1995

INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $       291,713   $       365,015   $       200,767   $       179,428
    Net realized gain (loss)
      from security
      transactions............          363,388          (447,930)             (325)               17
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............         (175,424)          305,693                --                --

      Net increase (decrease)
        in net assets from
        operations............          479,677           222,778           200,442           179,445

  DISTRIBUTIONS TO PARTNERS
    Net investment income.....               --                --          (200,767)         (179,428)

  TRANSACTIONS IN INTERESTS:
    Contributions by
      partners................        3,577,045        10,057,391        22,251,491        13,398,906
    Withdrawals by partners...       (4,912,231)      (13,048,663)      (22,108,039)      (10,440,597)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (1,335,186)       (2,991,272)          143,452         2,958,309

      Total increase
        (decrease) in net
        assets................         (855,509)       (2,768,494)          143,127         2,958,326
NET ASSETS:
  BEGINNING OF PERIOD.........        5,333,503         8,101,997         3,030,720            72,394

  END OF PERIOD...............  $     4,477,994   $     5,333,503   $     3,173,847   $     3,030,720


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

  Money Market Fund seeks to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity through investment in investment grade securities with an average maturity of 90 days.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity and securities held in the Money Market Fund are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                                  FIRST               EXCESS OF
                                  $500     NEXT $500     $1
                                 MILLION    MILLION    BILLION
                                ---------  ---------  ---------
Emerging Growth Fund..........      1.00%      1.00%      1.00%
Core Growth Fund..............       .75%      .675%       .65%
Income & Growth Fund..........       .75%      .675%       .65%
Balanced Growth Fund..........       .75%      .675%       .65%
Government Income Fund........       .40%       .55%       .55%
Money Market Fund.............       .25%     .2275%     .2275%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1996, are as follows:

Income & Growth Fund................  $  37,500
Balanced Growth Fund................    244,871
Government Income Fund..............    255,677
Money Market Fund...................    281,901

  Nicholas-Applegate advanced certain organization costs discussed in Note A. As of March 31, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Government Income Fund..............  $  24,688
Money Market Fund...................     24,688

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Emerging Growth Fund............  $   641,224  $   681,706
Core Growth Fund................      396,795      369,702
Income & Growth Fund............      147,316      166,406
Balanced Growth Fund............       42,668       41,675
Government Income Fund..........        8,677        9,831

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

  At March 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                                             NET
                   TAX         GROSS         GROSS       UNREALIZED
                 COST OF    UNREALIZED    UNREALIZED    APPRECIATION
               INVESTMENTS  APPRECIATION DEPRECIATION   (DEPRECIATION)
               -----------  -----------  -------------  -------------
EMERGING
 GROWTH FUND.   $ 429,278    $ 170,460     $   9,901      $ 160,559
CORE GROWTH
 FUND........     336,068       92,929         4,175         88,754
INCOME &
 GROWTH FUND.      97,318       14,508           244         14,264
BALANCED
 GROWTH FUND.      20,630        3,296           552          2,744
GOVERNMENT
 INCOME FUND.       4,481           38           112            (74)
MONEY MARKET
 FUND........       3,188           --             1             (1)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                               RATIO OF NET
                                 RATIO OF       RATIO OF        INVESTMENT       RATIO OF NET
                                EXPENSES TO    EXPENSES TO        INCOME          INVESTMENT
                                AVERAGE NET    AVERAGE NET     (DEFICIT) TO    INCOME (DEFICIT)
                                  ASSETS,        ASSETS,       AVERAGE NET      TO AVERAGE NET
                                   AFTER         BEFORE       ASSETS, AFTER     ASSETS, BEFORE
                                  EXPENSE        EXPENSE         EXPENSE           EXPENSE                               BROKER
                                REIMBURSEMENTS REIMBURSEMENTS REIMBURSEMENTS    REIMBURSEMENTS        PORTFOLIO        COMMISSIONS
                                (RECOUPMENT)  (RECOUPMENT)     (RECOUPMENT)      (RECOUPMENT)       TURNOVER RATE       PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH*
  For the year ended
    03/31/96..................        1.11%           1.11%        (0.57%)            (0.57%)           129.59%           $ 0.0523
  For the year ended
    03/31/95..................        1.12%           1.11%        (0.53%)            (0.52%)           100.46%                 --
  For the period ended
    03/31/94+.................        1.12%           1.16%        (0.80%)            (0.84%)            50.51%                 --
CORE GROWTH*
  For the year ended
    03/31/96..................        0.89%           0.89%        (0.22%)            (0.22%)           114.48%           $ 0.0593
  For the year ended
    03/31/95..................        0.89%           0.89%         0.05%              0.05%             98.09%                 --
  For the period ended
    03/31/94+.................        0.92%           0.92%        (0.03%)            (0.03%)            84.84%                 --
INCOME & GROWTH*
  For the year ended
    03/31/96..................        0.95%           0.94%         3.94%              3.94%            144.97%           $ 0.0597
  For the year ended
    03/31/95..................        0.93%           0.95%         4.37%              4.35%            125.51%                 --
  For the period ended
    03/31/94+.................        0.94%           0.97%         3.51%              3.48%            177.52%                 --
BALANCED GROWTH*
  For the year ended
    03/31/96..................        0.95%           1.37%         2.83%              2.37%            197.19%           $ 0.0594
  For the year ended
    03/31/95..................        0.95%           1.33%         2.13%              1.75%            110.40%                 --
  For the period ended
    03/31/94+.................        0.94%           1.37%         1.93%              1.50%             85.43%                 --
GOVERNMENT INCOME*
  For the year ended
    03/31/96..................        0.60%           2.75%         6.12%              4.00%            190.47%                 --
  For the year ended
    03/31/95..................        0.80%           2.21%         5.32%              3.91%            258.72%                 --
  For the period ended
    03/31/94+.................        0.80%           2.80%         3.43%              1.43%            159.17%                 --
MONEY MARKET*
  For the year ended
    03/31/96..................        0.45%           3.20%         5.34%              2.59%               n/a                  --
  For the year ended
    03/31/95..................        0.31%           3.23%         4.61%              1.69%               n/a                  --
  For the period ended
    03/31/94+.................        0.24%         151.02%         2.12%           (148.66%)              n/a                  --

-------------
*All Funds commenced operations on April 19, 1993, except Emerging Growth Fund which commenced operations on October 1, 1993.

+Annualized.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

To the Shareholders and Board of Trustees of Nicholas-Applegate Mutual Funds

We have audited the accompanying statements of assets and liabilities of the following portfolios of Nicholas-Applegate Mutual Funds: Emerging Growth A, B & C Portfolios, Core Growth A, B & C Portfolios, Income & Growth A, B & C Portfolios, Balanced Growth A, B & C Portfolios, Government Income A, B & C Portfolios, and Money Market Portfolio (hereinafter the "Portfolios"), as of March 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the A & C Portfolios for the fiscal year ended March 31, 1995 and the financial highlights for the fiscal year ended March 31, 1994 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of March 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

To the Shareholders and Board of Trustees of Nicholas-Applegate Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, Balanced Growth Fund, Government Income Fund, and Money Market Fund (hereinafter the "Funds"), as of March 31, 1996, and the related statements of operations and changes in net assets for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of changes in net assets of the Funds for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 1996, and the results of their operations and changes in their net assets for the fiscal year then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

MINI CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS -- 95.4%
----------------------------------------------

AIRLINES -- 1.9%
  Mesaba Holdings, Inc.*.....................      25,100  $    277,669
  Reno Air, Inc.*............................      15,200       190,000
                                                           ------------
                                                                467,669
                                                           ------------
APPAREL -- 4.7%
  Chaus (Bernard), Inc.*.....................      16,300        73,350
  Cole Kenneth Productions, Inc..............       5,400        96,525
  Cutter & Buck, Inc.*.......................      10,900       109,000
  Donnkenny, Inc.*...........................      10,500       169,312
  Genesco, Inc.*.............................      17,500        83,125
  Madden Steven*.............................       6,000        39,000
  Marisa Christina, Inc.*....................       7,500       150,937
  Pacific Sunware of California, Inc.*.......       7,300        89,425
  Quiksilver, Inc.*..........................       6,200       196,850
  Vans, Inc.*................................      13,300       184,537
                                                           ------------
                                                              1,192,061
                                                           ------------
AUTOMOTIVE EQUIPMENT -- 0.7%
  Strattec Security Corp.*...................       7,500       123,750
  Supreme Industries, Inc. Class A*..........       6,250        45,312
                                                           ------------
                                                                169,062
                                                           ------------
BIOTECHNOLOGY -- 5.7%
  Cambridge Neuroscience, Inc.*..............       6,800        81,600
  Cryolife, Inc.*............................       5,600       120,400
  Cytel Corp.*...............................      19,200       144,000
  Genelabs Technologies, Inc.*...............      33,500       226,125
  Guilford Pharmaceuticals*..................       8,500       190,185
  Magainin Pharmaceuticals, Inc.*............       5,900        61,950
  Martek Biosciences Corp.*..................       2,800       100,800
  Matritech, Inc.*...........................      29,600       344,100

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)
  Oncogene Science, Inc.*....................      18,500  $    168,813
                                                           ------------
                                                              1,437,973
                                                           ------------
BROADCASTING -- 1.8%
  Argyle Television, Inc.*...................       6,100       132,675
  Multi-Market Radio, Inc. Class A*..........       9,500        95,000
  United Video Satellite Group Class A*......      11,100       233,100
                                                           ------------
                                                                460,775
                                                           ------------
BUILDING MATERIALS -- 1.1%
  Hexcel Corp.*..............................      11,900       139,825
  Shaw Group, Inc.*..........................       7,800       135,525
                                                           ------------
                                                                275,350
                                                           ------------
BUILDING MATERIAL CHAINS -- 0.6%
  Orchard Supply Hardware*...................       6,900       163,013
                                                           ------------
CLOTHING CHAINS -- 0.9%
  Buckle, Inc.*..............................       9,400       239,700
                                                           ------------
COMPUTERS/OFFICE AUTOMATION -- 0.9%
  Brooktrout Technology, Inc.*...............       6,900       238,050
                                                           ------------
CONTRACT DRILLING -- 0.3%
  Unit Corp.*................................      11,000        63,250
                                                           ------------
DRUGS/PHARMACEUTICALS -- 2.8%
  Curative Technologies, Inc.*...............       9,800       181,300
  IBAH, Inc.*................................      15,500       108,500
  IDEC Pharmaceuticals Corp.*................       9,200       204,700
  Inhale Therapeutic Systems*................       6,200        94,550
  Sangstat Medical Corp.*....................       7,400       119,325
                                                           ------------
                                                                708,375
                                                           ------------
ELECTRONIC DATA PROCESSING -- 0.7%
  Cycare Systems, Inc.*......................       6,000       171,000
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 1.9%
  Checkmate Electronics, Inc.*...............      11,800  $    153,400
  Lecroy Corp.*..............................       8,500       123,250
  Powell Industries, Inc.*...................      11,400       111,150
  Robotic Vision Systems, Inc.*..............       5,300        85,462
                                                           ------------
                                                                473,262
                                                           ------------
ENTERTAINMENT -- 0.4%
  Ambassador International, Inc.*............       8,700        95,700
                                                           ------------
ENVIRONMENTAL SERVICES -- 0.7%
  Continental Waste Industries, Inc.*........      17,266       187,768
                                                           ------------
FINANCE COMPANIES -- 1.8%
  Imperial Credit Industries, Inc.*..........       5,730       140,385
  Resource Bancshares Mortgage Group, Inc.*..       6,560       102,500
  Sirrom Capital Corp........................       9,400       215,025
                                                           ------------
                                                                457,910
                                                           ------------
GAMBLING -- 0.7%
  Penn National Gaming, Inc.*................       9,400       165,675
                                                           ------------
HOME FURNISHING -- 0.6%
  Bush Industries, Inc. Class A..............       6,100       154,025
                                                           ------------
HOMEBUILDING -- 2.6%
  Cavalier Homes, Inc........................      11,300       175,150
  Continental Homes Holding Corp.............      11,200       257,600
  Crossmann Communities, Inc.*...............       7,500       135,000

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

HOMEBUILDING (CONTINUED)
  M / I Schottenstein Homes*.................       9,400  $     96,350
                                                           ------------
                                                                664,100
                                                           ------------
HOSPITALS -- 0.7%
  Health Management Systems, Inc.*...........       5,950       168,087
                                                           ------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 1.8%
  Greenwich Air Services, Inc.*..............       8,800       374,000
  Starrett Corp..............................       8,000        86,000
                                                           ------------
                                                                460,000
                                                           ------------
LODGING -- 0.7%
  Studio Plus Hotels, Inc.*..................       6,100       169,275
                                                           ------------
MACHINERY/EQUIPMENT -- 1.8%
  Computational Systems, Inc.*...............       5,600        99,400
  LSI Industries, Inc........................       9,600       172,800
  Miller Industries Inc./ Tenn.*.............       5,400       183,600
                                                           ------------
                                                                455,800
                                                           ------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.7%
  Corvel Corp.*..............................       5,400       189,000
                                                           ------------
MEDICAL SPECIALTIES -- 0.3%
  Impath, Inc................................       5,200        76,700
                                                           ------------
MEDICAL SUPPLIES -- 8.7%
  AVECOR Cardiovascular, Inc.*...............       8,800       119,900
  Capstone Pharmacy Services*................      18,500       166,500
  Conmed Corp.*..............................      17,150       420,175
  Hologic, Inc.*.............................       9,800       222,950
  Inamed Corp.*..............................      10,500       128,625
  Kensey Nash Corp.*.........................       9,400       133,950
  Lunar Corp.*...............................       5,850       250,087

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINI CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

MEDICAL SUPPLIES (CONTINUED)
  Meridian Diagnostics, Inc.*................      19,100  $    202,937
  Minimed, Inc.*.............................      11,200       201,600
  Osteotech, Inc.*...........................       9,000        67,500
  Protocol Systems, Inc.*....................       8,300       140,063
  Vitalcom, Inc.*............................      11,300       151,138
                                                           ------------
                                                              2,205,425
                                                           ------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.0%
  ABR Information Services, Inc.*............       2,525       117,413
  Equimed, Inc.*.............................      15,400       202,125
  Pediatric Services of America, Inc.*.......       9,000       228,375
  Prime Medical Services, Inc.*..............      12,500       162,500
  Sterling Healthcare Group*.................       3,400        48,450
                                                           ------------
                                                                758,863
                                                           ------------
MILITARY/DEFENSE TECHNOLOGY -- 0.6%
  Tracor, Inc.*..............................       8,900       155,194
                                                           ------------
MULTI-LINE INSURERS -- 0.6%
  Delphi Financial Group, Inc. Class A*......       6,100       146,400
                                                           ------------
OIL/GAS PRODUCTION -- 0.5%
  Lomak Petroleum, Inc.......................      11,200       131,600
                                                           ------------
OILFIELD SERVICES/EQUIPMENT -- 0.7%
  Dreco Energy Services LTD, Class A*........       9,300       186,000
                                                           ------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 3.5%
  National Wireless, Holdings Inc.*..........       8,100       125,550
  On Assignment, Inc.*.......................       5,000       190,000

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

OTHER COMMERCIAL/ INDUSTRIAL SERVICES
  (CONTINUED)
  PMT Services, Inc.*........................      10,400  $    249,600
  Right Management Consultants, Inc.*........         800        23,600
  Techforce Corp.*...........................      10,400       109,200
  Youth Services International, Inc.*........       7,600       193,800
                                                           ------------
                                                                891,750
                                                           ------------
OTHER CONSUMER SERVICES -- 1.2%
  Amre, Inc.*................................      11,200       208,600
  TRM Copy Centers Corp.*....................       8,500        93,500
                                                           ------------
                                                                302,100
                                                           ------------
OTHER FINANCIAL SERVICES -- 0.5%
  Dignity Partners, Inc.*....................      10,700       125,725
                                                           ------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 3.0%
  Horizon Mental Health Management, Inc.*....       9,600       202,800
  National Dentex Corp.*.....................       5,400       118,125
  Transcend Services, Inc.*..................      22,800       205,200
  Veterinary Centers of America, Inc.*.......       8,500       229,500
                                                           ------------
                                                                755,625
                                                           ------------
OTHER PRODUCERS/MANUFACTURING -- 0.4%
  Schnitzer Steel Industries, Inc. Class A...         300         7,838
  Vista 2000, Inc.*..........................       8,200        82,000
                                                           ------------
                                                                 89,838
                                                           ------------
OTHER RETAIL TRADE -- 0.6%
  Motorcar Parts.............................      10,200       160,650
                                                           ------------
OTHER TECHNOLOGY -- 1.5%
  Computer Products, Inc.*...................      15,700       211,950

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

OTHER TECHNOLOGY (CONTINUED)
  Renaissance Solutions, Inc.*...............       5,500  $    159,500
                                                           ------------
                                                                371,450
                                                           ------------
PRINTING/FORMS -- 0.6%
  Norwood Promotional Products*..............       7,800       161,850
                                                           ------------
REAL ESTATE BROKERS/SERVICES -- 0.9%
  Redwood Trust, Inc.........................      10,700       219,350
                                                           ------------
RECREATIONAL PRODUCTS -- 0.9%
  Galoob Lewis Toys, Inc.*...................      11,200       226,800
                                                           ------------
RENTAL/LEASING COMPANIES -- 0.4%
  Rent Way, Inc.*............................      11,000       111,375
                                                           ------------
RESTAURANTS -- 4.4%
  Cooker Restaurant Corp.....................      12,700       177,800
  Longhorn Steaks, Inc.*.....................       9,000       207,000
  Manhattan Bagel, Inc.*.....................       7,300       169,725
  Quality Dining, Inc.*......................       6,100       179,950
  Rainforest Cafe, Inc.*.....................       8,300       261,450
  Schlotzsky's, Inc.*........................      10,500       107,625
                                                           ------------
                                                              1,103,550
                                                           ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.5%
  Norwich Financial Corp.....................       8,400       116,550
                                                           ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.5%
  Emerson Radio Corp.*.......................      23,100        59,194
  NU Horizons Electronics Corp.*.............      13,200       179,850
  Radisys Corp.*.............................       8,500       136,000
                                                           ------------
                                                                375,044
                                                           ------------
SOAPS/COSMETICS -- 0.5%
  Parlux Fragrances, Inc.*...................      10,000       123,750
                                                           ------------

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

SOFTWARE -- 11.5%
  Applied Microsystem Corp.*.................      12,300  $    115,313
  Bachman Information Systems*...............      11,200        93,800
  Ciber, Inc.*...............................       4,100       134,275
  Cimatron LTD.*.............................      10,000        72,500
  Datastream Systems, Inc.*..................       7,300       158,775
  Engineering Animation, Inc.*...............       5,500       114,813
  GSE Systems, Inc.*.........................       5,500        79,063
  Health Systems Design Corp.*...............       8,300       114,125
  IKOS Systems, Inc.*........................      12,700       212,725
  Inference Corp. Class A*...................       7,800       144,300
  MDL Information Systems, Inc.*.............      11,200       235,900
  Mecon, Inc.*...............................       6,600       130,350
  Meridian Data, Inc.*.......................       7,900        81,963
  Meta-Software, Inc.*.......................       9,400       157,450
  Micrografx, Inc.*..........................      10,600       137,800
  Perceptron, Inc.*..........................       5,000       129,375
  TRO Learning, Inc.*........................      10,600       144,425
  Unison Software, Inc.*.....................       4,700       108,100
  Veritas Software Co.*......................       5,900       191,013
  Viasoft, Inc.*.............................       5,800       163,125
  Wind River Systems, Inc.*..................       5,700       175,275
                                                           ------------
                                                              2,894,465
                                                           ------------
SPECIALTY CHAINS -- 4.5%
  Finish Line, Inc., Class A*................      11,100       188,700
  Garden Ridge Corp.*........................      17,800       814,350
  West Marine, Inc.*.........................       3,100       144,150
                                                           ------------
                                                              1,147,200
                                                           ------------
SPECIALTY INSURERS -- 0.2%
  First Commonwealth*........................       2,200        56,650
                                                           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MINI CAP
GROWTH FUND                                     NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------
COMMON STOCKS (Continued)
----------------------------------------------

TELECOMMUNICATIONS EQUIPMENT -- 4.2%
  California Amplifier, Inc.*................       8,200  $    219,350
  Davox Corp.*...............................       8,800       156,200
  Microwave Power Devices, Inc.*.............       1,200         9,900
  Performance Technologies, Inc.*............      11,000       127,875
  Proxim, Inc.*..............................      10,800       271,350
  Remec, Inc.*...............................      10,500       131,250
  Teledata Communications LTD*...............      13,800       146,625
                                                           ------------
                                                              1,062,550
                                                           ------------
TELEPHONE -- 0.9%
  Pricellular Corp. Class A*.................       9,750       130,406
  USCI, Inc.*................................       8,900        84,550
                                                           ------------
                                                                214,956
                                                           ------------
TRUCKING -- 0.3%
  Knight Transportation Inc.*................       5,600        84,000
                                                           ------------
WHOLESALE DISTRIBUTION -- 2.5%
  Anicom, Inc.*..............................      10,500       141,750
  Central Garden & Pet Co.*..................      14,300       135,850

                                                NUMBER
                                               OF SHARES    VALUE

---------------------------------------------------------

WHOLESALE DISTRIBUTION (CONTINUED)
  Daisytek International Corp.*..............       5,400  $    178,200
  Nuco2, Inc.*...............................       9,500       165,063
                                                           ------------
                                                                620,863
                                                           ------------
TOTAL COMMON STOCKS
  (Cost $20,942,902).....................................  $ 24,103,153
                                                           ------------

                                               PRINCIPAL
                                                 AMOUNT
-----------------------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
-----------------------------------------------------------------------
  Associates Corporation of America 5.43%,
    04/01/96 (Cost $771,767).................  $  772,000       771,767
TOTAL INVESTMENTS -- 98.5%
  (Cost $21,714,669).....................................  $ 24,874,920
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%............       389,049
                                                           ------------
NET ASSETS -- 100.0%.....................................  $ 25,263,969
                                                           ------------

------------
* Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF MARCH 31, 1996

                                                 MINI CAP      EMERGING         CORE         INCOME &       BALANCED
                                                  GROWTH        GROWTH         GROWTH         GROWTH         GROWTH
                                                   FUND          FUND           FUND           FUND           FUND
                                               -----------------------------------------------------------------------
ASSETS
  Investments, at value*                       $ 24,874,920  $ 589,916,573  $ 424,821,797  $ 111,582,468  $ 23,374,270
  Cash.......................................           822          6,624        104,687      1,068,976         1,215
  Receivable for investment securities
    sold.....................................       121,190      8,892,675      6,485,822      1,054,430       232,027
  Receivable for interests sold..............         5,416      1,781,237      1,065,892        435,420       105,206
  Dividends receivable.......................       591,227         79,939         63,712        111,346         3,164
  Interest receivable........................           233          4,265          8,701        799,241       177,304
  Deferred organization costs................            --         22,962         31,883         15,812        11,280
  Other assets...............................           143          8,958          2,990            730            48
                                               -----------------------------------------------------------------------
      Total assets...........................    25,593,951    600,713,233    432,585,484    115,068,423    23,904,514
                                               -----------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased................................       284,115      4,605,614     11,360,399      3,052,126            --
  Payable for interests repurchased..........         4,112     11,374,104        303,649        131,446        30,270
  Due to advisor.............................            --             --             --            192            --
  Accrued expenses...........................        41,755        647,133        378,833        126,723        29,693
                                               -----------------------------------------------------------------------
      Total liabilities......................       329,982     16,626,851     12,042,881      3,310,487        59,963
                                               -----------------------------------------------------------------------
NET ASSETS...................................  $ 25,263,969  $ 584,086,382  $ 420,542,603  $ 111,757,936  $ 23,844,551
                                               -----------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Paid-in capital..............................  $ 22,232,904  $ 405,315,616  $ 313,544,763  $  82,905,884  $ 18,981,131
Accumulated net investment income
  (deficit)..................................       (73,292)    (6,202,213)      (683,173)    11,637,836     1,409,039
Accumulated net realized gain (loss).........       (55,894)    24,342,802     18,927,339      2,949,024       709,785
Net unrealized appreciation of investments...     3,160,251    160,630,177     88,753,674     14,265,192     2,744,596
                                               -----------------------------------------------------------------------
      Net assets.............................  $ 25,263,969  $ 584,086,382  $ 420,542,603  $ 111,757,936  $ 23,844,551
                                               -----------------------------------------------------------------------
-------------
*Investments, at cost                          $ 21,714,669  $ 429,286,396  $ 336,068,123  $  97,317,276  $ 20,629,674
                                               -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1996

                                                   MINI CAP      EMERGING         CORE         INCOME &     BALANCED
                                                    GROWTH        GROWTH         GROWTH         GROWTH       GROWTH
                                                     FUND*         FUND           FUND           FUND         FUND
                                                  --------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends...................................  $    13,951  $   1,179,992  $   1,114,996  $  1,152,827  $   112,176
    Interest....................................       30,882      1,620,601      1,157,351     3,989,027      741,327
                                                  --------------------------------------------------------------------
      Total income..............................       44,833      2,800,593      2,272,347     5,141,854      853,503
                                                  --------------------------------------------------------------------
  Expenses:
    Advisory fee................................       97,817      5,190,853      2,563,061       789,222      169,416
    Accounting fee..............................       17,500        172,731        138,472        76,569       75,000
    Administration fee..........................        2,638         35,001        118,532        36,632        7,859
    Audit & tax services........................        2,489        136,316         93,588        26,856        6,295
    Custodian fee...............................       28,682        151,066         64,667        31,624       27,384
    Insurance...................................          178          9,983          9,416         2,796          681
    Legal fee...................................          118          8,636          8,990         2,913          617
    Miscellaneous...............................        3,289         24,391          3,943        10,451        7,746
    Organization costs..........................           --          8,539         15,585         7,730        5,516
    Trustees' fee...............................        6,137          8,450          8,450         8,450        8,450
                                                  --------------------------------------------------------------------
      Total expenses............................      158,848      5,745,966      3,024,704       993,243      308,964
      Less: Reimbursement to (from) advisor.....      (40,723)            --             --         6,439      (94,370)
                                                  --------------------------------------------------------------------
      Net expenses..............................      118,125      5,745,966      3,024,704       999,682      214,594
                                                  --------------------------------------------------------------------
        Net investment income (deficit).........      (73,292)    (2,945,373)      (752,357)    4,142,172      638,909
                                                  --------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) from security
    transactions................................      (55,894)    78,797,996     50,587,998    10,319,301    2,837,068
  Change in net unrealized appreciation of
    investments.................................    3,160,251     91,635,716     52,583,826    10,732,341      742,010
                                                  --------------------------------------------------------------------
      Net gain on investments...................    3,104,357    170,433,712    103,171,824    21,051,642    3,579,078
                                                  --------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS....................................  $ 3,031,065  $ 167,488,339  $ 102,419,467  $ 25,193,814  $ 4,217,987
                                                  --------------------------------------------------------------------

-------------
*Commenced operations on July 12, 1995.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                   MINI CAP
                                 GROWTH FUND          EMERGING GROWTH FUND
                                --------------   -------------------------------
                                FOR THE PERIOD      FOR THE          FOR THE
                                 ENDED MARCH       YEAR ENDED       YEAR ENDED
                                  31, 1996*      MARCH 31, 1996   MARCH 31, 1995
                                ------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............   $   (73,292)     $  (2,945,373)   $  (2,224,592)
    Net realized gain (loss)
      from security
      transactions............       (55,894)        78,797,996      (48,388,925)
    Change in net unrealized
      appreciation of
      investments.............     3,160,251         91,635,716       88,372,950
                                ------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............     3,031,065        167,488,339       37,759,433
                                ------------------------------------------------
  TRANSACTIONS IN INTERESTS:
    Contributions by
      partners................    22,441,390        107,044,506       77,212,401
    Withdrawals by partners...      (208,486)      (161,495,614)     (57,696,150)
                                ------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............    22,232,904        (54,451,108)      19,516,251
                                ------------------------------------------------
      Total increase
        (decrease) in net
        assets................    25,263,969        113,037,231       57,275,684
NET ASSETS:
  BEGINNING OF PERIOD.........            --        471,049,151      413,773,467
                                ------------------------------------------------
  END OF PERIOD...............   $25,263,969      $ 584,086,382    $ 471,049,151
                                ------------------------------------------------

-------------
* COMMENCED OPERATIONS ON JULY 12, 1995.

--------------------------------------------------------------------------------

                ----------------------------------------------------------------

                                       CORE GROWTH FUND                INCOME & GROWTH FUND              BALANCED GROWTH FUND
                                -------------------------------   -------------------------------   -------------------------------
                                   FOR THE          FOR THE          FOR THE          FOR THE          FOR THE          FOR THE
                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                MARCH 31, 1996   MARCH 31, 1995   MARCH 31, 1996   MARCH 31, 1995   MARCH 31, 1996   MARCH 31, 1995
                                ---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............   $    (752,357)   $     136,431    $   4,142,172    $   5,103,250    $     638,909    $     477,083
    Net realized gain (loss)
      from security
      transactions............      50,587,998      (27,617,865)      10,319,301      (13,408,682)       2,837,068       (1,500,269)
    Change in net unrealized
      appreciation of
      investments.............      52,583,826       36,375,233       10,732,341        5,539,419          742,010        1,850,658
                                ---------------------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............     102,419,467        8,893,799       25,193,814       (2,766,013)       4,217,987          827,472
                                ---------------------------------------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS:
    Contributions by
      partners................     113,757,799       76,785,761       15,608,507       32,875,977        4,914,004        4,819,959
    Withdrawals by partners...     (79,489,585)     (91,624,360)     (35,130,807)     (42,582,471)      (7,102,941)      (6,527,607)
                                ---------------------------------------------------------------------------------------------------
    Net increase (decrease) in
      net assets from
      transactions in
      interests...............      34,268,214      (14,838,599)     (19,522,300)      (9,706,494)      (2,188,937)      (1,707,648)
                                ---------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................     136,687,681       (5,944,800)       5,671,514      (12,472,507)       2,029,050         (880,176)
NET ASSETS:
  BEGINNING OF PERIOD.........     283,854,922      289,799,722      106,086,422      118,558,929       21,815,501       22,695,677
                                ---------------------------------------------------------------------------------------------------
  END OF PERIOD...............   $ 420,542,603    $ 283,854,922    $ 111,757,936    $ 106,086,422    $  23,844,551    $  21,815,501
                                ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies whose earnings and stock prices are expected to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets:

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Mini Cap Growth Fund........       1.25%        1.25%        1.25%
Emerging Growth.............       1.00%        1.00%        1.00%
Core Growth Fund............        .75%        .675%         .65%
Income & Growth Fund........        .75%        .675%         .65%
Balanced Growth Fund........        .75%        .675%         .65%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Advisor in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1996, are as follows:

Mini Cap Growth Fund.................  $  40,723
Income & Growth Fund.................     37,500
Balanced Growth Fund.................    244,871

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Mini Cap Growth Fund............  $    32,553  $    11,554
Emerging Growth Fund............      641,224      681,706
Core Growth Fund................      396,795      369,702
Income & Growth Fund............      147,316      166,406
Balanced Growth Fund............       42,668       41,675

  At March 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                  TAX         GROSS         GROSS          NET
                COST OF    UNREALIZED    UNREALIZED    UNREALIZED
              INVESTMENTS  APPRECIATION DEPRECIATION   APPRECIATION
              -----------  -----------  -------------  -----------
Mini Cap
  Growth
  Fund......   $  21,718    $   3,507     $     374     $   3,133
Emerging
  Growth
  Fund......     429,278      170,460         9,901       160,559
Core Growth
  Fund......     336,068       92,929         4,175        88,754
Income &
  Growth
  Fund......      97,318       14,508           244        14,264
Balanced
  Growth
  Fund......      20,630        3,296           552         2,744

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                          RATIO OF NET         RATIO OF NET
                                 RATIO OF EXPENSES  RATIO OF EXPENSES   INVESTMENT INCOME    INVESTMENT INCOME
                                  TO AVERAGE NET     TO AVERAGE NET       (DEFICIT) TO         (DEFICIT) TO
                                   ASSETS, AFTER     ASSETS, BEFORE    AVERAGE NET ASSETS,  AVERAGE NET ASSETS,
                                      EXPENSE            EXPENSE          AFTER EXPENSE       BEFORE EXPENSE      PORTFOLIO
                                  REIMBURSEMENTS     REIMBURSEMENTS      REIMBURSEMENTS       REIMBURSEMENTS      TURNOVER
                                   (RECOUPMENT)       (RECOUPMENT)        (RECOUPMENT)         (RECOUPMENT)         RATE
----------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH*
  For the period ended
    03/31/96+..................          1.50%              2.02%              (0.93%)              (1.44%)         106.99%
EMERGING GROWTH*
  For the year ended
    03/31/96...................          1.11%              1.11%              (0.57%)              (0.57%)         129.59%
  For the year ended
    03/31/95...................          1.12%              1.11%              (0.53%)              (0.52%)         100.46%
  For the period ended
    03/31/94+..................          1.12%              1.16%              (0.80%)              (0.84%)          50.51%
CORE GROWTH*
  For the year ended
    03/31/96...................          0.89%              0.89%              (0.22%)              (0.22%)         114.48%
  For the year ended
    03/31/95...................          0.89%              0.89%               0.05%                0.05%           98.09%
  For the period ended
    03/31/94+..................          0.92%              0.92%              (0.03%)              (0.03%)          84.84%
INCOME & GROWTH*
  For the year ended
    03/31/96...................          0.95%              0.94%               3.94%                3.94%          144.97%
  For the year ended
    03/31/95...................          0.93%              0.95%               4.37%                4.35%          125.51%
  For the period ended
    03/31/94+..................          0.94%              0.97%               3.51%                3.48%          177.52%
BALANCED GROWTH*
  For the year ended
    03/31/96...................          0.95%              1.37%               2.83%                2.37%          197.19%
  For the year ended
    03/31/95...................          0.95%              1.33%               2.13%                1.75%          110.40%
  For the period ended
    03/31/94+..................          0.94%              1.37%               1.93%                1.50%           85.43%


                                    BROKER
                                  COMMISSIONS
                                   PER SHARE
-------------------------------
MINI CAP GROWTH*
  For the period ended
    03/31/96+..................    $  0.0529
EMERGING GROWTH*
  For the year ended
    03/31/96...................    $  0.0523
  For the year ended
    03/31/95...................           --
  For the period ended
    03/31/94+..................           --
CORE GROWTH*
  For the year ended
    03/31/96...................    $  0.0593
  For the year ended
    03/31/95...................           --
  For the period ended
    03/31/94+..................           --
INCOME & GROWTH*
  For the year ended
    03/31/96...................    $  0.0597
  For the year ended
    03/31/95...................           --
  For the period ended
    03/31/94+..................           --
BALANCED GROWTH*
  For the year ended
    03/31/96...................    $  0.0594
  For the year ended
    03/31/95...................           --
  For the period ended
    03/31/94+..................           --

------------
+Annualized

*All Funds commenced operations on April 19, 1993, except Emerging Growth Fund and Mini Cap Growth Fund which commenced operations on October 1, 1993 and July 12, 1995, respectively.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

To the Shareholders and Board of Trustees of Nicholas-Applegate Mutual Funds

We have audited the accompanying statements of assets and liabilities of the following portfolios of Nicholas-Applegate Mutual Funds: Mini Cap Growth Institutional Portfolio, Emerging Growth Institutional Portfolio, Core Growth Institutional Portfolio, Income & Growth Institutional Portfolio, and Balanced Growth Institutional Portfolio (hereinafter the "Portfolios"), as of March 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights of the Portfolios except Mini Cap Growth Institutional Portfolio for the fiscal year ended March 31, 1995 and the financial highlights for the fiscal year ended March 31, 1994 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of March 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

To the Shareholders and Board of Trustees of Nicholas-Applegate Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Mini Cap Growth Fund, Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, and Balanced Growth Fund (hereinafter the "Funds"), as of March 31, 1996, and the related statements of operations and changes in net assets for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of changes in net assets of the Funds for the fiscal year ended March 31, 1995 except Mini Cap Growth Fund were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 1996, and the results of their operations and changes in their net assets for the fiscal year then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 10, 1996

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

GOVERNMENT
INCOME FUND                                   PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 65.6%
----------------------------------------------

U.S. TREASURY NOTES
  6.250%, 08/31/00...........................  $1,100,000 $1,105,390
  7.500%, 11/15/01...........................  1,100,000   1,167,969
  7.500%, 05/15/02...........................    620,000     660,480
                                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $3,011,192).....................................   2,933,839
                                                          ----------
--------------------------------------------------------------------
CORPORATE BONDS -- 16.7%
--------------------------------------------------------------------
CIGNA CORPORATION -- 7.5%
    7.650%, 03/01/23.........................    350,000     337,313
TELECOMMUNICATIONS -- 9.2%
    10.125%, 04/15/22........................    350,000     409,937
                                                          ----------
TOTAL CORPORATE BONDS
  (Cost $719,205).......................................     747,250
                                                          ----------

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

AGENCY OBLIGATIONS -- 11.0%
--------------------------------------------------------------------
TENNESSEE VALLEY AUTHORITY
  6.375%, 06/15/05
  (Cost $518,200)............................  $ 500,000  $  493,750
                                                          ----------
--------------------------------------------------------------------
COMMERCIAL PAPER -- 2.9%
--------------------------------------------------------------------
ASSOCIATES CORPORATION OF AMERICA
  5.43%, 04/01/96
  (Cost $132,000)............................    132,000     132,000
                                                          ----------
--------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.2%
--------------------------------------------------------------------
J.P. MORGAN & CO., INC.
  $100,000 at 5.35%,
  (Agreement dated 3/29/96; to be repurchased at
    $100,045 on 4/1/96; collateralized by $73,000 U.S.
    Treasury Note, 10.625% due 08/15/15)
  (Cost $100,000)............................    100,000     100,000
                                                          ----------
TOTAL INVESTMENTS -- 98.4%..............................
  (Cost $4,480,597)..........................             $4,406,839
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.60%..........
                                                              71,155
                                                          ----------
NET ASSETS -- 100.00%                                     $4,477,994
                                                          ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF MARCH 31, 1996

                                                    EMERGING        CORE        INCOME &
                                                     GROWTH        GROWTH        GROWTH      BALANCED    GOVERNMENT
                                                      FUND          FUND          FUND      GROWTH FUND  INCOME FUND
                                                  ------------------------------------------------------------------
ASSETS
  Investments, at value*........................  $589,916,573  $424,821,797  $111,582,468  $23,374,270   $4,406,839
  Cash..........................................         6,624       104,687     1,068,976        1,215         804
  Receivable for investment securities sold.....     8,892,675     6,485,822     1,054,430      232,027          --
  Receivable for interests sold.................     1,781,237     1,065,892       435,420      105,206      30,831
  Dividends receivable..........................        79,939        63,712       111,346        3,164          --
  Interest receivable...........................         4,265         8,701       799,241      177,304      82,891
  Due from advisor..............................            --            --            --           --      16,215
  Deferred organization costs...................        22,962        31,883        15,812       11,280      10,375
  Other assets..................................         8,958         2,990           730           48          --
                                                  ------------------------------------------------------------------
      Total assets..............................   600,713,233   432,585,484   115,068,423   23,904,514   4,547,955
                                                  ------------------------------------------------------------------
LIABILITIES
  Payable for investment securities purchased...     4,605,614    11,360,399     3,052,126           --          --
  Payable for interests repurchased.............    11,374,104       303,649       131,446       30,270      22,974
  Due to advisor................................            --            --           192           --      24,688
  Accrued expenses..............................       647,133       378,833       126,723       29,693      22,299
                                                  ------------------------------------------------------------------
      Total liabilities.........................    16,626,851    12,042,881     3,310,487       59,963      69,961
                                                  ------------------------------------------------------------------
NET ASSETS......................................  $584,086,382  $420,542,603  $111,757,936  $23,844,551  $4,477,994
                                                  ------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid in capital...............................  $405,315,616  $313,544,763  $ 82,905,884  $18,981,131  $3,797,724
  Accumulated net investment income (deficit)...    (6,202,213)     (683,173)   11,637,836    1,409,039     755,564
  Accumulated net realized gain (loss)..........    24,342,802    18,927,339     2,949,024      709,785      (1,536 )
  Net unrealized appreciation (depreciation) of
    investments.................................   160,630,177    88,753,674    14,265,192    2,744,596     (73,758 )
                                                  ------------------------------------------------------------------
      Net assets................................  $584,086,382  $420,542,603  $111,757,936  $23,844,551  $4,477,994
                                                  ------------------------------------------------------------------
* Investments, at cost                            $429,286,396  $336,068,123  $ 97,317,276  $20,629,674  $4,480,597
                                                  ------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1996

                                                          EMERGING         CORE         INCOME &     BALANCED    GOVERNMENT
                                                           GROWTH         GROWTH         GROWTH       GROWTH       INCOME
                                                            FUND           FUND           FUND         FUND         FUND
                                                        --------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Dividends.........................................  $   1,179,992  $   1,114,996  $  1,152,827  $   112,176   $      --
    Interest..........................................      1,620,601      1,157,351     3,989,027      741,327     321,658
                                                        --------------------------------------------------------------------
      Total income....................................      2,800,593      2,272,347     5,141,854      853,503     321,658
                                                        --------------------------------------------------------------------
  EXPENSES
    Advisory fee......................................      5,190,853      2,563,061       789,222      169,416      20,408
    Accounting fee....................................        172,731        138,472        76,569       75,000      75,000
    Administration fee................................         35,001        118,532        36,632        7,859       1,663
    Audit & tax services..............................        136,316         93,588        26,856        6,295       1,207
    Custodian fee.....................................        151,066         64,667        31,624       27,384      15,220
    Insurance.........................................          9,983          9,416         2,796          681         158
    Legal fee.........................................          8,636          8,990         2,913          617         135
    Miscellaneous.....................................         24,391          3,943        10,451        7,746       3,773
    Organization costs................................          8,539         15,585         7,730        5,516       5,073
    Trustees' fee.....................................          8,450          8,450         8,450        8,450       8,451
                                                        --------------------------------------------------------------------
      Total expenses..................................      5,745,966      3,024,704       993,243      308,964     131,088
    Less: Reimbursement to (from) advisor.............             --             --         6,439      (94,370)   (101,143 )
                                                        --------------------------------------------------------------------
      Net expenses....................................      5,745,966      3,024,704       999,682      214,594      29,945
                                                        --------------------------------------------------------------------
        Net investment income (deficit)...............     (2,945,373)      (752,357)    4,142,172      638,909     291,713
                                                        --------------------------------------------------------------------
NET REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from security transactions........     78,797,996     50,587,998    10,319,301    2,837,068     363,388
  Change in net unrealized appreciation (depreciation)
    of investments....................................     91,635,716     52,583,826    10,732,341      742,010    (175,424 )
                                                        --------------------------------------------------------------------
    Net gain on investments...........................    170,433,712    103,171,824    21,051,642    3,579,078     187,964
                                                        --------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................  $ 167,488,339  $ 102,419,467  $ 25,193,814  $ 4,217,987  $  479,677
                                                        --------------------------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

                                      EMERGING GROWTH FUND                  CORE GROWTH FUND
                                ---------------------------------   ---------------------------------
                                    FOR THE           FOR THE           FOR THE           FOR THE
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996    MARCH 31, 1995
                                ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $    (2,945,373)  $    (2,224,592)  $      (752,357)  $       136,431
    Net realized gain (loss)
      from security
      transactions............       78,797,996       (48,388,925)       50,587,998       (27,617,865)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............       91,635,716        88,372,950        52,583,826        36,375,233
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............      167,488,339        37,759,433       102,419,467         8,893,799
                                ---------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................      107,044,506        77,212,401       113,757,799        76,785,761
    Withdrawals by partners...     (161,495,614)      (57,696,150)      (79,489,585)      (91,624,360)
                                ---------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (54,451,108)       19,516,251        34,268,214       (14,838,599)
                                ---------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................      113,037,231        57,275,684       136,687,681        (5,944,800)
NET ASSETS:
  BEGINNING OF PERIOD.........      471,049,151       413,773,467       283,854,922       289,799,722
                                ---------------------------------------------------------------------
  END OF PERIOD...............  $   584,086,382   $   471,049,151   $   420,542,603   $   283,854,922
                                ---------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                                          GOVERNMENT
                                      INCOME & GROWTH FUND                BALANCED GROWTH FUND            INCOME FUND
                                ---------------------------------   ---------------------------------   ---------------
                                    FOR THE           FOR THE           FOR THE           FOR THE           FOR THE
                                  YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996    MARCH 31, 1995    MARCH 31, 1996
                                ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $     4,142,172   $     5,103,250   $       638,909   $       477,083   $       291,713
    Net realized gain (loss)
      from security
      transactions............       10,319,301       (13,408,682)        2,837,068        (1,500,269)          363,388
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............       10,732,341         5,539,419           742,010         1,850,658          (175,424)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        operations............       25,193,814        (2,766,013)        4,217,987           827,472           479,677
                                ---------------------------------------------------------------------------------------
  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       15,608,507        32,875,977         4,914,004         4,819,959         3,577,045
    Withdrawals by partners...      (35,130,807)      (42,582,471)       (7,102,941)       (6,527,607)       (4,912,231)
                                ---------------------------------------------------------------------------------------
      Net increase (decrease)
        in net assets from
        transactions in
        interests.............      (19,522,300)       (9,706,494)       (2,188,937)       (1,707,648)       (1,335,186)
                                ---------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets................        5,671,514       (12,472,507)        2,029,050          (880,176)         (855,509)
NET ASSETS:
  BEGINNING OF PERIOD.........      106,086,422       118,558,929        21,815,501        22,695,677         5,333,503
                                ---------------------------------------------------------------------------------------
  END OF PERIOD...............  $   111,757,936   $   106,086,422   $    23,844,551   $    21,815,501   $     4,477,994
                                ---------------------------------------------------------------------------------------


                                    FOR THE
                                  YEAR ENDED
                                MARCH 31, 1995

INCREASE (DECREASE) IN NET
  ASSETS
  OPERATIONS:
    Net investment income
      (deficit)...............  $       365,015
    Net realized gain (loss)
      from security
      transactions............         (447,930)
    Change in net unrealized
      appreciation
      (depreciation) of
      investments.............          305,693

      Net increase (decrease)
        in net assets from
        operations............          222,778

  TRANSACTIONS IN INTERESTS
    Contributions by
      partners................       10,057,391
    Withdrawals by partners...      (13,048,663)

      Net increase (decrease)
        in net assets from
        transactions in
        interests.............       (2,991,272)

      Total increase
        (decrease) in net
        assets................       (2,768,494)
NET ASSETS:
  BEGINNING OF PERIOD.........        8,101,997

  END OF PERIOD...............  $     5,333,503


--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Government Income Fund seeks to maximize current income through investment primarily in intermediate-term debt securities of the U.S. government and its agencies and instrumentalities.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed securities) or the mean between the last bid and asked price (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the mean between the last bid and asked prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net asset:

                              FIRST $500    NEXT $500    EXCESS OF
                                MILLION      MILLION    $1 BILLION
                              -----------  -----------  -----------
Emerging Growth Fund........       1.00%        1.00%        1.00%
Core Growth Fund............        .75%        .675%         .65%
Income & Growth Fund........        .75%        .675%         .65%
Balanced Growth Fund........        .75%        .675%         .65%
Government Income Fund......        .40%         .55%         .55%

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1996 are as follows:

Income & Growth Fund................  $  37,500
Balanced Growth Fund................    244,871
Government Income Fund..............    255,677

  Nicholas-Applegate advanced certain organization costs discussed in Note A. As of March 31, 1996, Government Income Fund has $24,688 due to Nicholas-Applegate for organizational costs advanced.

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1996, were as follows (in 000's):

                                   PURCHASES      SALES
                                  -----------  -----------
Emerging Growth Fund............  $   641,224  $   681,706
Core Growth Fund................      396,795      369,702
Income & Growth Fund............      147,316      166,406
Balanced Growth Fund............       42,668       41,675
Government Income Fund..........        8,677        9,831

  At March 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                    TAX          GROSS           GROSS       NET UNREALIZED
                  COST OF      UNREALIZED     UNREALIZED      APPRECIATION
                INVESTMENTS   APPRECIATION   DEPRECIATION    (DEPRECIATION)
                ------------  ------------  ---------------  --------------
Emerging
  Growth
  Fund........   $  429,278    $  170,460      $   9,901       $  160,559
Core Growth
  Fund........      336,068        92,929          4,175           88,754
Income &
  Growth
  Fund........       97,318        14,508            244           14,264
Balanced
  Growth
  Fund........       20,630         3,296            552            2,744
Government
  Income
  Fund........        4,481            38            112              (74)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                            RATIO OF NET     RATIO OF NET
                                                                            INVESTMENTS       INVESTMENT
                                            RATIO OF         RATIO OF          INCOME           INCOME
                                          EXPENSES TO      EXPENSES TO      (DEFICIT) TO     (DEFICIT) TO
                                          AVERAGE NET      AVERAGE NET      AVERAGE NET      AVERAGE NET
                                         ASSETS, AFTER    ASSETS, BEFORE   ASSETS, AFTER    ASSETS, BEFORE
                                            EXPENSE          EXPENSE          EXPENSE          EXPENSE       PORTFOLIO    BROKER
                                         REIMBURSEMENTS   REIMBURSEMENTS   REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER   COMMISSIONS
                                          (RECOUPMENT)     (RECOUPMENT)     (RECOUPMENT)     (RECOUPMENT)      RATE      PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH*
  For the year ended 03/31/96..........         1.11%            1.11%           (0.57)%          (0.57)%       129.59% $    0.0523
  For the year ended 03/31/95..........         1.12%            1.11%           (0.53)%          (0.52)%       100.46%         --
  For the period ended 03/31/94+.......         1.12%            1.16%           (0.80)%          (0.84)%        50.51%         --
CORE GROWTH*
  For the year ended 03/31/96..........         0.89%            0.89%           (0.22)%          (0.22)%       114.48% $    0.0593
  For the year ended 03/31/95..........         0.89%            0.89%            0.05%            0.05%         98.09%         --
  For the period ended 03/31/94+.......         0.92%            0.92%           (0.03)%          (0.03)%        84.84%         --
INCOME & GROWTH*
  For the year ended 03/31/96..........         0.95%            0.94%            3.94%            3.94%        144.97% $    0.0597
  For the year ended 03/31/95..........         0.93%            0.95%            4.37%            4.35%        125.51%         --
  For the period ended 03/31/94+.......         0.94%            0.97%            3.51%            3.48%        177.52%         --
BALANCED GROWTH*
  For the year ended 03/31/96..........         0.95%            1.37%            2.83%            2.37%        197.19% $    0.0594
  For the year ended 03/31/95..........         0.95%            1.33%            2.13%            1.75%        110.40%         --
  For the period ended 03/31/94+.......         0.94%            1.37%            1.93%            1.50%         85.43%         --
GOVERNMENT INCOME*
  For the year ended 03/31/96..........         0.60%            2.75%            6.12%            4.00%        190.47%         --
  For the year ended 03/31/95..........         0.80%            2.21%            5.32%            3.91%        258.72%         --
  For the period ended 03/31/94+.......         0.80%            2.80%            3.43%            1.43%        159.17%         --

------------
*All Funds commenced operations on April 19, 1993, except Emerging Growth Fund which commenced operations on October 1, 1993.

+Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

                               [LOGO]

To the Shareholders and Board of Trustees of Nicholas-Applegate Mutual Funds

We have audited the accompanying statements of assets and liabilities of the following portfolios of Nicholas-Applegate Mutual Funds: Emerging Growth Qualified Portfolio, Core Growth Qualified Portfolio, Income & Growth Qualified Portfolio, Balanced Growth Qualified Portfolio, and Government Income Qualified Portfolio (hereinafter the "Portfolios"), as of March 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and the financial highlights of the Core Growth Qualified Portfolio for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of March 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                             [SIG]

May 10, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

                               [LOGO]

To the Shareholders and Board of Trustees of Nicholas-Applegate Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Emerging Growth Fund, Core Growth Fund, Income & Growth Fund, Balanced Growth Fund, and Government Income Fund (hereinafter the "Funds"), as of March 31, 1996, and the related statements of operations and changes in net assets for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The statements of changes in net assets of the Funds for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 1996, and the results of their operations and changes in their net assets for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                             [SIG]

May 10, 1996

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

FULLY DISCRETIONARY
FIXED INCOME FUND                            PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 22.8%
----------------------------------------------

U.S. TREASURY BONDS
  12.00%, 08/15/13...........................  $537,000  $  775,208
  10.63%, 08/15/15...........................   120,000     168,750
  7.63%, 02/15/25............................    60,000      66,028
                                                         ----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,038,915)....................................   1,009,986
                                                         ----------
-------------------------------------------------------------------
AGENCY OBLIGATIONS -- 53.8%
-------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 22.5%
  POOL 50700
    11.50%, 02/15/12.........................     9,366      10,611
  POOL 64054
    11.50%, 02/15/13.........................     8,410       9,527
  POOL 57459
    12.00%, 02/15/13.........................     3,459       3,995
  POOL 125096
    12.00%, 03/15/15.........................     2,331       2,693
  POOL 141741
    11.00%, 11/15/15.........................    16,512      18,576
  POOL 321741
    7.50%, 01/15/23..........................   405,599     406,309
  POOL 336173
    7.50%, 04/15/23..........................   394,459     395,149
  POOL 352025
    7.50%, 11/15/23..........................   153,248     152,912
                                                         ----------
                                                            999,772
                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 24.5%
  POOL 050341
    9.50%, 09/01/05..........................   209,264     221,362
  POOL 303481
    10.00%, 10/01/05.........................   193,655     206,242
  POOL 303758
    9.50%, 07/01/06..........................   190,916     201,953
  1993 116E
    6.50%, 07/25/22..........................   200,000     193,624
  1993 138K
    6.75%, 11/25/22..........................    80,000      76,825
  1993 183K
    6.50%, 07/25/23..........................   200,000     187,500
                                                         ----------

                                             PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
                                                         $1,087,506
                                                         ----------
FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 6.8%
  POOL 380032
    10.00%, 10/01/03.........................  $149,778     159,209
  POOL 200112
    9.50%, 11/01/05..........................   134,375     141,996
                                                         ----------
                                                            301,205
                                                         ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,432,177)....................................   2,388,483
-------------------------------------------------------------------
CORPORATE BONDS -- 12.4%
-------------------------------------------------------------------
  AMRO BANK, N.Y.
    7.00%, 04/01/08..........................    45,000      44,865
  GTE FLORIDA, INC.
    7.25%, 10/15/25..........................   100,000      94,514
  US WEST COMMUNICATIONS
    6.88%, 09/15/33..........................   150,000     133,793
  PACIFIC BELL
    6.63%, 10/15/34..........................   155,000     135,977
  BELL SOUTH TELECOM
    7.00%, 12/01/45..........................   150,000     141,977
                                                         ----------
TOTAL CORPORATE BONDS
  (Cost $602,212)......................................     551,126
                                                         ----------
-------------------------------------------------------------------
FOREIGN BOND -- 6.1%
-------------------------------------------------------------------
  TREUHANDANSTALT
    6.25%, 03/04/04
    (Cost $276,922)........................DM   400,000     271,066
                                                         ----------
-------------------------------------------------------------------
DISCOUNT NOTE -- 3.8%
-------------------------------------------------------------------
FEDERAL FARM CREDIT BANK
    5.28%, 04/03/96
    (Cost $169,950)..........................   170,000     169,950
                                                         ----------
TOTAL INVESTMENTS -- 98.9%
  (Cost $4,520,176)....................................  $4,390,611
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 1.1%..................................      49,474
                                                         ----------
NET ASSETS -- 100.0%...................................  $4,440,085
                                                         ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1996
------------------------------------------------------------------------

SHORT-INTERMEDIATE
FIXED INCOME FUND                             PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 28.7%
----------------------------------------------

U.S. TREASURY NOTES
  5.125%, 11/30/98...........................  $1,000,000  $  980,780
  7.750%, 11/30/99...........................     365,000     385,301
                                                           ----------
TOTAL U. S. TREASURY NOTES
  (Cost $1,375,039)......................................   1,366,081
                                                           ----------
---------------------------------------------------------------------
AGENCY OBLIGATIONS -- 24.8%
---------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 17.1%
  POOL 380032
    10.00%, 10/01/03.........................       9,041       9,610
  POOL 380062
    9.50%, 11/01/04..........................     303,724     320,951
  POOL 380078
    9.00%, 04/01/05..........................     171,658     179,696
  POOL 200112
    9.50%, 11/01/05..........................     192,626     203,551
  POOL G10453
    9.00%, 06/01/07..........................      97,705     102,896
                                                           ----------
                                                              816,704
                                                           ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.4%
  POOL 50155
    10.00%, 12/01/03.........................       8,338       8,849
  POOL 2454
    14.75%, 10/01/12.........................       8,098       9,652
                                                           ----------
                                                               18,501
                                                           ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 7.3%
  POOL 780328
    10.00%, 10/15/06.........................     194,275     209,331
  POOL 64054
    11.50%, 02/15/13.........................       8,410       9,527
  POOL 59779
    11.50%, 03/15/13.........................       3,396       3,847
  POOL 65569
    12.00%, 09/15/13.........................         726         838
  POOL 67134
    12.00%, 09/15/13.........................       1,819       2,101

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  POOL 780179
    12.00%, 10/15/15.........................  $   84,614  $   97,570
  POOL 141741
    11.00%, 11/15/15.........................      11,610      13,061
  POOL 200947
    9.50%, 12/15/17..........................       9,772      10,615
                                                           ----------
                                                              346,890
                                                           ----------
TOTAL AGENCY OBLIGATIONS
  (Cost $1,182,582)......................................   1,182,095
                                                           ----------
---------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 42.0%
---------------------------------------------------------------------
AUTOS -- 10.0%
  BANC ONE AUTO TRUST 1995-A
    6.650%, 05/15/97.........................     108,527     108,697
  PREMIER AUTO TRUST 1994-4
    6.200%, 10/02/97.........................     159,903     160,202
  DAIMLER-BENZ AUTO GRANTOR TRUST 1993-A
    3.900%, 10/15/98.........................       3,253       3,215
  CARCO AUTO LOAN MASTER TRUST 1994-2
    7.875%, 07/15/99.........................     200,000     204,874
                                                           ----------
                                                              476,988
                                                           ----------
BANKS -- 16.7%
  FIRST DEPOSIT MASTER TRUST 1993-1
    4.900%, 06/15/00.........................      50,000      49,968
  BANC ONE CREDIT CARD MASTER TRUST 1994-C
    7.800%, 12/15/00.........................     305,000     316,819
  STANDARD CREDIT CARD MASTER TRUST 1995-10
    5.900%, 02/07/01.........................     200,000     198,186

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE
FIXED INCOME FUND                             PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES (Continued)
----------------------------------------------

BANKS (CONTINUED)
  SIGNET CREDIT CARD MASTER TRUST
    5.200%, 02/15/02.........................  $  235,000  $  229,931
                                                           ----------
                                                              794,904
                                                           ----------
FINANCE -- 6.8%
  DISCOVER CARD TRUST 1991-D
    8.000%, 10/16/00.........................     100,000     103,718
  AT&T UNIVERSAL CARD MASTER TRUST
    5.950%, 10/17/02.........................     225,000     221,272
                                                           ----------
                                                              324,990
                                                           ----------
RETAIL -- 8.5%
  SEARS CREDIT ACCOUNT TRUST 1991-D
    7.750%, 09/15/98.........................     200,000     201,874

                                              PRINCIPAL
                                               AMOUNT       VALUE

---------------------------------------------------------

RETAIL (CONTINUED)
  SEARS CREDIT ACCOUNT MASTER TRUST 1994-2
    7.250%, 07/16/01.........................  $  200,000  $  203,562
                                                           ----------
                                                              405,436
                                                           ----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost $2,023,481)......................................   2,002,318
                                                           ----------
---------------------------------------------------------------------
DISCOUNT NOTES
---------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 7.6%
    5.280%, 04/02/96
      (Cost $359,948)........................     360,000     359,948
                                                           ----------
TOTAL INVESTMENTS -- 103.1%
  (Cost $4,941,050)......................................  $4,910,442
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.1%)..........    (149,219)
                                                           ----------
NET ASSETS -- 100.0%.....................................  $4,761,223
                                                           ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES FOR NICHOLAS-APPLEGATE INVESTMENT TRUST AS OF MARCH 31, 1996

                                                                                 FULLY          SHORT-
                                                                             DISCRETIONARY   INTERMEDIATE
                                                                             FIXED INCOME    FIXED INCOME
                                                                                 FUND            FUND
                                                                             -----------------------------
ASSETS
  Investments, at value*...................................................   $4,390,611      $4,910,442
  Cash.....................................................................        3,974           1,342
  Interest receivable......................................................       42,197          54,902
  Receivable for investment securities sold................................           --         202,125
  Due from advisor.........................................................        7,381          10,043
  Deferred organization costs..............................................        1,954           1,954
  Prepaid expenses and other assets........................................        8,975          17,671
                                                                             -----------------------------
      Total assets.........................................................    4,455,092       5,198,479
                                                                             -----------------------------
LIABILITIES
  Payable for investment securities purchased..............................           --         423,614
  Due to advisor...........................................................        2,240           2,240
  Accrued expenses.........................................................       12,767          11,402
                                                                             -----------------------------
      Total liabilities....................................................       15,007         437,256
                                                                             -----------------------------
NET ASSETS.................................................................   $4,440,085      $4,761,223
                                                                             -----------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital..........................................................   $4,534,476      $4,671,581
  Accumulated undistributed net investment income..........................       56,158         114,124
  Accumulated undistributed net realized gain (loss).......................      (21,828)          6,126
  Accumulated undistributed net realized foreign exchange gain.............          862              --
  Net unrealized foreign exchange (loss)...................................          (18)             --
  Net unrealized (depreciation) on investments.............................     (129,565)        (30,608)
                                                                             -----------------------------
      Net assets...........................................................   $4,440,085      $4,761,223
                                                                             -----------------------------
*Investments, at cost......................................................   $4,520,176      $4,941,050
                                                                             -----------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE PERIOD ENDED MARCH 31, 1996

                                                                                FULLY          SHORT-
                                                                             DISCRETIONARY  INTERMEDIATE
                                                                             FIXED INCOME   FIXED INCOME
                                                                                FUND*          FUND*
                                                                             ---------------------------
INVESTMENT INCOME
  Interest.................................................................   $  59,680       $120,029
                                                                             ---------------------------
  EXPENSES
    Accounting fee.........................................................       9,375          9,375
    Administration fee.....................................................         290            662
    Advisory fee...........................................................       3,962          5,905
    Audit & tax services...................................................         252            590
    Custodian fee..........................................................       3,000          2,853
    Miscellaneous..........................................................       1,602          2,275
    Organization costs.....................................................         285            286
    Trustees' fee..........................................................       4,838          4,838
                                                                             ---------------------------
      Total expenses.......................................................      23,604         26,784
    Less: Reimbursement from advisor.......................................     (20,082)       (20,879)
                                                                             ---------------------------
      Net expenses.........................................................       3,522          5,905
                                                                             ---------------------------
        Net investment income..............................................      56,158        114,124
                                                                             ---------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from security transactions......................     (21,828)         6,126
  Net realized foreign exchange gain.......................................         862             --
  Change in net unrealized depreciation of investments and foreign
    currency...............................................................    (129,583)       (30,608)
                                                                             ---------------------------
      Net loss on investments..............................................    (150,549)       (24,482)
                                                                             ---------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS............   $ (94,391)      $ 89,642
                                                                             ---------------------------

------------
*Commenced operations on August 31, 1995.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS FOR NICHOLAS-APPLEGATE INVESTMENT TRUST

FOR THE PERIOD ENDED MARCH 31, 1996

                                                                                 FULLY          SHORT-
                                                                             DISCRETIONARY   INTERMEDIATE
                                                                             FIXED INCOME    FIXED INCOME
                                                                                 FUND*           FUND*
                                                                             -----------------------------
INCREASE IN NET ASSETS
  OPERATIONS
    Net investment income..................................................   $     56,158    $    114,124
    Net realized gain (loss) from security transactions and foreign
      exchange.............................................................        (20,966)          6,126
    Change in net unrealized (depreciation) of investments and foreign
      currency.............................................................       (129,583)        (30,608)
                                                                             -----------------------------
      Net increase (decrease) in net assets resulting from operations......        (94,391)         89,642
                                                                             -----------------------------
  TRANSACTIONS IN INTEREST
    Contributions by partners..............................................      4,542,991       4,708,688
    Withdrawals by partners................................................         (8,515)        (37,107)
                                                                             -----------------------------
      Net increase in net assets from transactions in interests............      4,534,476       4,671,581
                                                                             -----------------------------
      Total increase in net assets.........................................      4,440,085       4,761,223
NET ASSETS:
  BEGINNING OF PERIOD......................................................             --              --
                                                                             -----------------------------
  END OF PERIOD............................................................   $  4,440,085    $  4,761,223
                                                                             -----------------------------

------------
*Commenced operations on August 31, 1995.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
-------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of twelve investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1996. Each Fund has up to five Portfolios which have invested in the respective series of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Fully Discretionary Fixed Income Fund seeks to maximize total return through investment primarily in investment grade fixed-income securities with an average portfolio duration between two and eight years.

  Short-Intermediate Fixed Income Fund seeks to preserve principal and liquidity and realize a relatively high level of current income through investment primarily in investment grade fixed-income securities with a maximum average dollar-weighted portfolio maturity of five years.

SECURITIES TRANSACTIONS

  Debt securities generally are valued at the last bid price. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value.

  Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are recognized on the trade date. Realized gains and losses from securities transactions are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

DEFERRED ORGANIZATION COSTS

  Organization costs incurred by the Master Trust have been allocated to the various Funds based upon management's best estimate of the costs applicable to each Fund. These costs have been deferred and will be amortized over a period of 60 months from the date the Funds commenced operations.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate"). The advisory fee is computed daily for the Funds based upon the following percentages of each Fund's average daily net assets: for the Short-Intermediate Fund, 0.30% of the first $250 million of the Fund's average net assets and 0.25% of average net assets in excess of $250 million; for the Fully Discretionary Fund, 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1997. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1996 are as follows:

Fully Discretionary Fixed Income
 Fund................................  $  20,082
Short-Intermediate Fixed Income
 Fund................................     20,879

  Nicholas-Applegate advanced certain organization costs discussed in Note A. As of March 31, 1996, the following Funds have amounts due to Nicholas-Applegate for organizational costs advanced:

Fully Discretionary Fixed Income
 Fund.................................  $   2,240
Short-Intermediate Fixed Income
 Fund.................................      2,240

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1996, were as follows (in 000's):

                                       PURCHASES     SALES
                                      -----------  ---------
Fully Discretionary Fixed Income
  Fund..............................   $   5,442   $   1,065
Short-Intermediate Fixed Income
  Fund..............................       8,394       3,801

  At March 31, 1996, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                        TAX                               GROSS
                      COST OF     GROSS UNREALIZED     UNREALIZED     NET UNREALIZED
                    INVESTMENTS     APPRECIATION      DEPRECIATION     DEPRECIATION
                   -------------  -----------------  ---------------  ---------------
Fully
  Discretionary
  Fixed Income
  Fund...........    $   4,520        $       2         $     132        $    (130)
Short-Intermediate
  Fixed Income
  Fund...........        4,941                4                35              (31)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

D. SELECTED RATIO DATA

                                                                                  RATIO OF NET       RATIO OF NET
                                              RATIO OF           RATIO OF          INVESTMENT         INVESTMENT
                                              EXPENSES           EXPENSES          INCOME TO          INCOME TO
                                             TO AVERAGE         TO AVERAGE          AVERAGE            AVERAGE
                                            NET ASSETS,        NET ASSETS,        NET ASSETS,        NET ASSETS,      PORTFOLIO
                                           AFTER EXPENSE      BEFORE EXPENSE     AFTER EXPENSE      BEFORE EXPENSE    TURNOVER
                                          REIMBURSEMENTS+    REIMBURSEMENTS+    REIMBURSEMENTS+    REIMBURSEMENTS+      RATE
------------------------------------------------------------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME*
  For the period ended 03/31/96.........       0.45%              2.69%              6.44%              4.12%          60.06%
SHORT-INTERMEDIATE FIXED INCOME*
  For the period ended 03/31/96.........       0.30%              1.36%              5.85%              4.77%         114.38%

------------
*Commenced operations on August 31, 1995

+Annualized

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91

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

                               [LOGO]

To the Shareholders and Board of Trustees of Nicholas-Applegate Mutual Funds

We have audited the accompanying statements of assets and liabilities of the following portfolios of Nicholas-Applegate Mutual Funds: Fully Discretionary Fixed Income Institutional Portfolio and Short-Intermediate Fixed Income Institutional Portfolio (hereinafter the "Portfolios"), as of March 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios as of March 31, 1996, and the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                              [LOGO]

May 10, 1996

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------

                               [LOGO]

To the Shareholders and Board of Trustees of Nicholas-Applegate Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Fully Discretionary Fixed Income Fund and Short-Intermediate Fixed Income Fund (hereinafter the "Funds"), as of March 31, 1996, and the related statements of operations and changes in net assets for the fiscal year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the Funds as of March 31, 1996, and the results of their operations and changes in their net assets for the fiscal year then ended, in conformity with generally accepted accounting principles.

                                                              [LOGO]

May 10, 1996

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93